UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21771

                             YieldQuest Funds Trust
               (Exact name of registrant as specified in charter)

                          3280 Peachtree Rd, Suite 2600
                                Atlanta, GA 30305
               (Address of principal executive offices) (Zip code)

                                 Jay K. Chitnis
                          3280 Peachtree Rd, Suite 2600
                                Atlanta, GA 30305
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 404-446-3370

                       Date of fiscal year end: October 31

                   Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                            (YIELDQUEST FUNDS LOGO)

                           YIELDQUEST CORE EQUITY FUND
                        YIELDQUEST TOTAL RETURN BOND FUND
                         YIELDQUEST TAX-EXEMPT BOND FUND

                                  ANNUAL REPORT

                                OCTOBER 31, 2009

                        3280 PEACHTREE ROAD, SUITE 2600
                            ATLANTA, GA 30305
                                 1-877-497-3634
                            www.YieldQuest-Funds.com

DISTRIBUTED BY YIELDQUEST SECURITIES, LLC
FINRA MEMBER

SHAREHOLDER LETTER - YIELDQUEST CORE EQUITY FUND

To Our Shareholders:

The YieldQuest Core Equity Fund (Institutional Class) had a total return of -6.34% for the fiscal year ended October 31, 2009, compared to +9.80% for the S&P 500 Index.

The Fund's underperformance relative to the benchmark index this fiscal year may be attributed, broadly speaking, to the severe market disruptions during the first quarter of this year, caused by the financial market crisis. Earlier this year, fear, panic selling and forced liquidations by individual investors and institutions essentially dominated the pricing of a broad range of equity market securities, driving their valuations to diverge, often dramatically so in our opinion, from their underlying fundamentals and credit quality. This volatility negatively impacted both the performance of equity assets in general, and our Fund's performance, in particular, during the early part of 2009. Indeed, we would highlight the following specific factors as playing a key role in our Fund's underperformance during this period of time:

     1) The extreme widening in closed-end fund ("CEF") discounts to net asset value to historic extremes and, in some cases, to the widest levels ever in late 2008 and again in March of 2009. Indeed, CEF discount widening posed a headwind to Fund performance well into the first quarter of this year.

     2) In addition, a number of domestic and international equity market sectors continued to suffer severe losses in the initial part of this fiscal year, providing a further headwind to our Fund's performance over this period.

Looking forward, because we have made a number of key adjustments to our overall investment approach as part of the lessons learned from the credit crisis, we believe the Fund may now be well positioned to avoid the type of volatility in returns that characterized our performance during the credit crisis. Perhaps most importantly, we have incorporated an enhanced risk management and hedging toolkit into our portfolio management strategy, with the objective of smoothing out Fund returns over time. Indeed, these risk-reduction strategies we put in place have helped smooth the Fund's performance in the latter portion of this fiscal year.

Moreover, while the Fund did underperform the benchmark index over the fiscal year, we would like to highlight the Fund's significant recovery on an NAV basis since March 2009, the month that marked not only the trough in our Fund NAV during this period, but also the trough in many risk asset prices for the recession that may have ended in the second quarter of this year. Specifically, in the period from 3/9/2009-10/31/2009, the YieldQuest Core Equity Fund had a total return of 89.21%, compared to 55.31% for the S&P 500 Index.

Thus, we believe the rebound in our Fund NAV during the latter part of this fiscal year provides compelling evidence that the strategies we put in place during the credit crisis, while they did create a short-term performance headwind for our portfolio and resulted in our Fund underperforming its benchmark both last and this fiscal year, have recently begun to bear fruit as both the economy and financial markets have stabilized. Specifically, as the combination of panic selling and forced liquidations during the crisis period pushed securities' prices to levels that, in our estimation, were "disconnected" from their underlying fundamentals, we mindfully implemented a "dollar-cost" averaging strategy to purchase many securities at what represented historically attractive valuations.

This year, our Fund has begun to reap the benefits of this strategy, as the global economy has found its footing, credit markets have stabilized, investors' risk appetites have begun to return and many of the equity securities we purchased opportunistically during the credit crisis period have risen in price, providing a nice tailwind to our Fund's performance over the last several months. The significant rallies in a number of equity sectors, including Financials, Consumer Discretionary, Materials, Technology, International and Equity CEFs, in particular, have all contributed to the recovery in our Fund's NAV over this period. At the same time, our shareholders should be aware that because the hedging strategies put in place in order to smooth Fund returns over time have costs associated with them these strategies have also had the effect of somewhat dampening the Fund's upside performance potential. This should help to explain why the Fund, despite the strong performance during most of 2009, has not been able to fully make-up its underperformance this fiscal year. We believe, however, that it may be a prudent risk/reward trade off - whereby the Fund may take a bit longer to make up the relative underperformance, but should provide for much smoother returns in the future.

Looking ahead, while many of these securities and sectors have rebounded off their crisis troughs, we believe that many of the securities held within the Fund remain at price levels that are still below long term historical valuations, implying that the Fund may continue to enjoy a performance tailwind going forward, if global economic growth takes firmer hold and the continued reversal in temporary crisis-driven dislocations helps drive these securities/sector prices over time to levels more in line with their underlying fundamentals.

In summary, we believe our opportunistic, "dollar-cost averaging" strategy, which allowed us to capitalize on the dramatic pricing aberrations across a number of equity market sectors during the credit crisis, in combination with our enhanced risk management approach, has placed us in good stead to potentially capture intermediate to longer-term outperformance going forward. We emphasize, moreover, that the eventual return of securities and sector prices to levels more in line with their underlying fundamentals is a process that not only has played out following every prior financial crisis, but one that, in 2009, appears to be well underway for this recovery cycle.

We thank you for your continued confidence in our firm as a shareholder of the YieldQuest Core Equity Fund.

As always, we welcome your comments and questions.

PORTFOLIO REVIEW

          COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTED IN THE
                   YIELDQUEST CORE EQUITY FUND VS. BENCHMARK

                   FROM NOVEMBER 01, 2005 TO OCTOBER 31, 2009

                              (PERFORMANCE GRAPH)

             YieldQuest
            Core Equity
               Fund -
           Institutional
               Class       S&P 500 Index
           -------------   -------------
10/31/05       10000           10000
 4/30/06       11041           10964
10/31/06       11424           11634
 4/30/07       12207           12635
10/31/07       13145           13328
 4/30/08       12208           12042
10/31/08        6696            8518
 4/30/09        5008            7792
10/31/09        6272            9352

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

                                                         INCEPTION              SINCE
                                                           DATE      1-YEAR   INCEPTION
                                                        ----------   ------   ---------
YIELDQUEST CORE EQUITY FUND - INSTITUTIONAL CLASS ...   11/01/2005    -6.34%   -11.02%
S&P 500 INDEX .......................................                  9.80%    -1.66%

                                                         INCEPTION              SINCE
                                                           DATE      1-YEAR   INCEPTION
                                                        ----------   ------   ---------
YIELDQUEST CORE EQUITY FUND - INVESTOR CLASS ........   02/28/2008    -6.82%   -32.04%
S&P 500 INDEX .......................................                  9.80%   -11.81%

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-877-497-3634.

RETURN FIGURES REFLECT ANY CHANGE IN PRICE PER SHARE AND ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS.

Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

The S&P 500(TM) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by YieldQuest Securities, LLC (Member FINRA and SIPC).

      SIGNIFICANT AREAS OF INVESTMENT AS A PERCENTAGE OF TOTAL INVESTMENTS

                                   (PIE CHART)

Equity ETFs                         57.72%
Equity Closed-End Funds             32.58%
Asset Allocation Closed-End Funds    3.47%
Taxable Fixed Income ETFs            2.19%
Commodity ETFs                       2.03%
Other/Short-Term *                   2.01%

* "OTHER/SHORT-TERM" INCLUDES SHORT-TERM INVESTMENTS, PLUS OTHER INVESTMENTS NOT INCLUDED IN THE CATEGORIES IN THE PIE CHART THAT COMPROMISED LESS THAN 2% OF THE FUND'S TOTAL INVESTMENTS.

SHAREHOLDER LETTER - YIELDQUEST TOTAL RETURN BOND FUND

To Our Shareholders:

The YieldQuest Total Return Bond Fund (Institutional Class) had a total return of +7.00% for the fiscal year ended October 31, 2009, compared to +13.79% for the Barclays Capital Aggregate Bond Index.

The Fund's underperformance relative to the benchmark index this fiscal year may be attributed, broadly speaking, to the severe market disruptions during the first quarter of this year, caused by the financial market crisis. Earlier this year, fear, panic selling and forced liquidations by individual investors and institutions essentially dominated the pricing of a broad range of fixed income and equity market securities, driving their valuations to diverge, often dramatically so in our opinion, from their underlying fundamentals and credit quality. This volatility negatively impacted both the performance of fixed income assets in general (with the notable exception of U.S. Treasury securities), and our Fund's performance, in particular, during the early part of 2009. Indeed, we would highlight the following specific factors as playing a key role in our Fund underperformance during this period of time:

     1) The severe widening in corporate credit spreads to historical extremes during the fourth quarter 2008 and continuing into Q1 2009. High quality corporate credit spreads, in particular, widened to levels not seen since the Great Depression, creating a strong performance headwind for our Fund.

     2) The extreme widening in closed-end fund discounts to net asset value to historic extremes and, in some cases, to the widest levels ever in late 2008 and again in March of 2009. Indeed, closed-end fund ("CEF") discount widening posed a headwind to Fund performance well into the first quarter of this year.

     3) In addition, our interest rate hedge position via a short Treasury allocation also hurt the Fund's performance over this fiscal year, as investors' severe flight to safety drove yields to record lows in late 2008.

Looking forward, because we have made a number of key adjustments to our overall investment approach as part of the lessons learned from the credit crisis, we believe the Fund may now be well positioned to avoid the type of volatility in returns that characterized our performance during the credit crisis. Perhaps most importantly, we have incorporated an enhanced risk management and hedging toolkit into our portfolio management strategy, with the objective of smoothing out Fund returns over time. Indeed, these risk-reduction strategies we put in place have helped smooth the Fund's performance in the latter portion of this fiscal year.

Moreover, while the Fund did underperform the benchmark index over the fiscal year, we would like to highlight the Fund's significant recovery on an NAV basis since March 2009, the month that marked not only the trough in our Fund NAV during this period, but also the trough in many risk asset prices for the recession that may have ended in the second quarter of this year. Specifically, in the period from 3/9/2009-10/31/2009, the YieldQuest Total Return Bond Fund had a total return of 34.74%, compared to 7.52% for the Barclays Capital Aggregate Bond Index.

Thus, we believe the rebound in our Fund NAV during the latter part of this fiscal year provides compelling evidence that the strategies we put in place during the credit crisis, while they did create a short-term performance headwind for our portfolio and resulted in our Fund underperforming its benchmark both last and this fiscal year, have recently begun to bear fruit as both the economy and financial markets have stabilized. Specifically, as the combination of panic selling and forced liquidations during the crisis period pushed securities' prices to levels that, in our estimation, were "disconnected" from their underlying fundamentals, we mindfully implemented a "dollar-cost" averaging strategy to purchase many securities at what represented historically attractive valuations.

This year, our Fund has begun to reap the benefits of this strategy, as the global economy has found its footing, credit markets have stabilized, investors' risk appetites have begun to return and many of the fixed income securities we purchased opportunistically during the credit crisis period have risen in price, providing a nice tailwind to our Fund's performance over the last several months. The significant rallies in the corporate credit, preferred, commodities, REITS, muni bonds, and CEF sectors, in particular, have all contributed to the recovery in our Fund's NAV over this period. At the same time, our shareholders should be aware that because the hedging strategies put in place in order to smooth Fund returns over time have costs associated with them these strategies have also had the effect of somewhat dampening the Fund's upside performance potential. This should help to explain why the Fund, despite the strong performance during most of 2009, has not been able to fully make-up its underperformance this fiscal year.

We believe, however, that it may be a prudent risk/reward trade off - whereby the Fund may take a bit longer to make up the relative underperformance, but should provide for much smoother returns in the future.

Looking ahead, while many of these securities and sectors have rebounded off their crisis troughs, we believe that many of the securities held within the Fund remain at price levels that are still below long term historical valuations, implying that the Fund may continue to enjoy a performance tailwind going forward, if global economic growth takes firmer hold and the continued reversal in temporary crisis-driven dislocations helps drive these securities/sector prices over time to levels more in line with their underlying fundamentals.

In addition, we believe that our Fund may be positioned to perform well in a rising interest rate and/or rising inflation environment - one of the scenarios most feared by investors currently, given the massive and growing U.S. budget deficit - as securities held in the Fund may be expected to rise in price as Treasury bond yields increase.

In summary, we believe our opportunistic, "dollar-cost averaging" strategy, which allowed us to capitalize on the dramatic pricing aberrations across a number of fixed income sectors during the credit crisis, in combination with our enhanced risk management approach, has placed us in good stead to potentially capture intermediate to longer-term outperformance going forward. We emphasize, moreover, that the eventual return of securities and sector prices to levels more in line with their underlying fundamentals is a process that not only has played out following every prior financial crisis, but one that, in 2009, appears to be well underway for this recovery cycle.

We thank you for your continued confidence in our firm as a shareholder of the YieldQuest Total Return Bond Fund.

As always, we welcome your comments and questions.

PORTFOLIO REVIEW

          COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTED IN THE
                YIELDQUEST TOTAL RETURN BOND FUND VS. BENCHMARK

                   FROM NOVEMBER 01, 2005 TO OCTOBER 31, 2009

                              (PERFORMANCE GRAPH)

             YieldQuest
            Total Return    Barclays    Barclays Capital   Barclays Capital
            Bond Fund -      Capital     U.S. Corporate     U.S. Corporate
           Institutional    Aggregate      Investment         High Yield      S&P Preferred
               Class       Bond Index     Grade Index         Bond Index       Stock Index
           -------------   ----------   ----------------   ----------------   -------------
10/31/05       10000          10000           10000              10000            10000
 4/30/06       10468          10056           10006              10495            10317
10/31/06       10931          10518           10540              11031            10829
 4/30/07       11310          10795           10833              11790            11390
10/31/07       10837          11084           10997              11774            11094
 4/30/08       10891          11537           11165              11686            10795
10/31/08        8924          11119            9478               8735             6891
 4/30/09        8317          11980           10689              10135             6925
10/31/09        9548          12652           12422              12937             9685

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

                                                                         INCEPTION              SINCE
                                                                           DATE      1-YEAR   INCEPTION
                                                                        ----------   ------   ---------
YIELDQUEST TOTAL RETURN BOND FUND - INSTITUTIONAL CLASS .............   11/01/2005    7.00%     -1.15%
BARCLAYS CAPITAL AGGREGATE BOND INDEX ...............................                13.79%      6.06%
BARCLAYS CAPITAL U.S. CORPORATE INVESTMENT GRADE INDEX ..............                31.07%      5.57%
BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD BOND INDEX ...............                48.10%      6.65%
S&P PREFERRED STOCK INDEX ...........................................                40.54%     -0.80%

                                                                         INCEPTION              SINCE
                                                                           DATE      1-YEAR   INCEPTION
                                                                        ----------   ------   ---------
YIELDQUEST TOTAL RETURN BOND FUND - INVESTOR CLASS ..................   02/28/2008    6.62%     -7.53%
BARCLAYS CAPITAL AGGREGATE BOND INDEX ...............................                13.79%      5.77%
BARCLAYS CAPITAL U.S. CORPORATE INVESTMENT GRADE INDEX ..............                31.07%      6.38%
BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD BOND INDEX ...............                48.10%      8.79%
S&P PREFERRED STOCK INDEX ...........................................                40.54%     -6.42%

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-877-497-3634.

RETURN FIGURES REFLECT ANY CHANGE IN PRICE PER SHARE AND ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by YieldQuest Securities, LLC (Member FINRA and SIPC).

Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

The Barclays Capital Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).

Barclays Capital U.S. Corporate Investment Grade Index includes issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. Must be an investment grade credit security.

Barclays Capital U.S. Corporate High Yield Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

S&P Preferred Stock Index is designed to serve the investment community's need for an investable benchmark representing the U.S. preferred stock market. The index includes all preferred stocks issued by US corporations and those trading in major exchanges, subject to related criteria.

      SIGNIFICANT AREAS OF INVESTMENT AS A PERCENTAGE OF TOTAL INVESTMENTS

                                  (PIE CHART)

Taxable Fixed Income Closed-End Funds   28.49%
Corporate Bonds                         23.03%
Municiple Clossed-End Funds              8.08%
Commodity ETFs                           6.44%
Preferred Stocks                         5.86%
Foreign Bonds                            5.01%
Municipal Bonds                          4.87%
Municipal ETFs                           3.89%
Taxable Municiple Bonds                  3.75%
Equity Closed-End Funds                  2.64%
Aseet Allocation Closed-End Funds        2.35%
Equity ETFs                              2.25%
Other/Short-Term                        *3.34%

* "OTHER/SHORT-TERM" INCLUDES SHORT-TERM INVESTMENTS, PLUS OTHER INVESTMENTS NOT INCLUDED IN THE CATEGORIES IN THE PIE CHART THAT COMPROMISED LESS THAN 2% OF THE FUND'S TOTAL INVESTMENTS.

SHAREHOLDER LETTER - YIELDQUEST TAX-EXEMPT BOND FUND

To Our Shareholders:

The YieldQuest Tax Exempt Bond Fund (Institutional Class) had a total return of +4.46% for the fiscal year ended October 31, 2009, compared to +10.73% for the Barclays Capital 7-Year Municipal Bond Index.

The Fund's underperformance relative to the benchmark index this fiscal year may be attributed, broadly speaking, to the severe market disruptions during the first quarter of this year, caused by the financial market crisis. Earlier this year, fear, panic selling and forced liquidations by individual investors and institutions essentially dominated the pricing of a broad range of fixed income and equity market securities, driving their valuations to diverge, often dramatically so in our opinion, from their underlying fundamentals and credit quality. This volatility negatively impacted both the performance of fixed income assets in general (with the notable exception of U.S. Treasury securities), and our Fund's performance, in particular, during the early part of 2009. Indeed, we would highlight the following specific factors as playing a key role in our Fund underperformance during this period of time:

     1) The severe widening in muni/Treasury yield ratios, which soared to levels well over 100%, as investors' severe flight to safety drove Treasury yields to record lows. For comparison purposes, this ratio has typically averaged about 80% over the past decade.

     2) The extreme widening in muni closed-end fund discounts to net asset value to historic extremes and, in some cases, to the widest levels ever in late 2008 and again in March of 2009. Indeed, closed-end fund ("CEF") discount widening posed a headwind to Fund performance well into the first quarter of this year.

     3) In addition, our interest rate hedge position via a short Treasury allocation also hurt the Fund's performance over this fiscal year, as investors' severe flight to safety drove yields to record lows in late 2008.

Looking forward, because we have made a number of key adjustments to our overall investment approach as part of the lessons learned from the credit crisis, we believe the Fund may now be well positioned to avoid the type of volatility in returns that characterized our performance during the credit crisis. Perhaps most importantly, we have incorporated an enhanced risk management and hedging toolkit into our portfolio management strategy, with the objective of smoothing out Fund returns over time. Indeed, these risk-reduction strategies we put in place have helped smooth the Fund's performance in the latter portion of this fiscal year.

Moreover, while the Fund did underperform the benchmark index over the fiscal year, we would like to highlight the Fund's significant recovery on an NAV basis since December 16, 2008, the date that marked a trough in the municipal bond market during this period. Indeed, in the period from 12/16/2008-10/31/2009, the YieldQuest Tax Exempt Bond Fund had a total return of 20.32%, compared to 9.29% for the Barclays Capital 7-Year Municipal Bond Index.

Thus, we believe the rebound in our Fund NAV during the latter part of this fiscal year provides compelling evidence that the strategies we put in place during the credit crisis, while they did create a short-term performance headwind for our portfolio and resulted in our Fund underperforming its benchmark both last and this fiscal year, have recently begun to bear fruit as both the economy and financial markets have stabilized. Specifically, as the combination of panic selling and forced liquidations during the crisis period pushed securities' prices to levels that, in our estimation, were "disconnected" from their underlying fundamentals, we mindfully implemented a "dollar-cost" averaging strategy to purchase many securities at what represented historically attractive valuations.

This year, our Fund has begun to reap the benefits of this strategy, as the global economy has found its footing, credit markets have stabilized, investors' risk appetites have begun to return and many of the fixed income securities we purchased opportunistically during the credit crisis period have risen in price, providing a nice tailwind to our Fund's performance over the last several months. The significant rallies in the muni bond and muni CEF sectors, in particular, have contributed to the recovery in our Fund's NAV over this period. At the same time, our shareholders should be aware that because the hedging strategies put in place in order to smooth Fund returns over time have costs associated with them these strategies have also had the effect of somewhat dampening the Fund's upside performance potential. This should help to explain why the Fund, despite the strong performance during most of 2009, has not been able to fully make-up its underperformance this fiscal year. We believe, however, that it may be a prudent risk/reward trade off - whereby the Fund may take a bit longer to make up the relative underperformance, but should provide for much smoother returns in the future.

Looking ahead, while many of these securities and sectors have rebounded off their crisis troughs, we believe that many of the securities held within the Fund remain at price levels that are still below long term historical valuations, implying that the Fund may continue to enjoy a performance tailwind going forward, if global economic growth takes firmer hold and the continued reversal in temporary crisis-driven dislocations helps drive these securities/sector prices over time to levels more in line with their underlying fundamentals.

In addition, we believe that our Fund may be positioned to perform well in a rising interest rate and/or rising inflation environment - one of the scenarios most feared by investors currently, given the massive and growing U.S. budget deficit - as securities held in the Fund may be expected to rise in price as Treasury bond yields increase.

In summary, we believe our opportunistic, "dollar-cost averaging" strategy, which allowed us to capitalize on the dramatic pricing aberrations across a number of fixed income sectors during the credit crisis, in combination with our enhanced risk management approach, has placed us in good stead to potentially capture intermediate to longer-term outperformance going forward. We emphasize, moreover, that the eventual return of securities and sector prices to levels more in line with their underlying fundamentals is a process that not only has played out following every prior financial crisis, but one that, in 2009, appears to be well underway for this recovery cycle.

We thank you for your continued confidence in our firm as a shareholder of the YieldQuest Tax Exempt Bond Fund.

As always, we welcome your comments and questions.

PORTFOLIO REVIEW

          COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTED IN THE
                  YIELDQUEST TAX-EXEMPT BOND FUND VS. BENCHMARK

                   FROM NOVEMBER 01, 2005 TO OCTOBER 31, 2009

                               (PERFORMANCE GRAPH)

             YieldQuest     Barclays
             Tax Exempt      Capital       Barclays
            Bond Fund -      7 Year       Capital 20
           Institutional    Municipal   Municipal Long
               Class       Bond Index     Bond Index
           -------------   ----------   --------------
10/31/05       10000          10000          10000
 4/30/06       10483          10118          10250
10/31/06       10851          10500          10791
 4/30/07       11142          10638          11005
10/31/07       10801          10882          10943
 4/30/08       10797          11225          10794
10/31/08        9518          11088           9437
 4/30/09        9579          11993          10368
10/31/09        9942          12277          11392

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

                                                            INCEPTION              SINCE
                                                              DATE      1-YEAR   INCEPTION
                                                           ----------   ------   ---------
YIELDQUEST TAX-EXEMPT BOND FUND - INSTITUTIONAL CLASS ..   11/01/2005    4.46%     -0.14%
BARCLAYS CAPITAL 7 YEAR MUNICIPAL BOND INDEX ...........                10.73%      5.26%
BARCLAYS CAPITAL MUNICIPAL LONG BOND INDEX .............                20.71%      3.31%

                                                            INCEPTION              SINCE
                                                              DATE      1-YEAR   INCEPTION
                                                           ----------   ------   ---------
YIELDQUEST TAX-EXEMPT BOND FUND - INVESTOR CLASS .......   02/28/2008    3.98%     -4.54%
BARCLAYS CAPITAL 7 YEAR MUNICIPAL BOND INDEX ...........                10.73%      7.09%
BARCLAYS CAPITAL MUNICIPAL LONG BOND INDEX .............                20.71%      7.61%

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-877-497-3634.

RETURN FIGURES REFLECT ANY CHANGE IN PRICE PER SHARE AND ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS.

Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

The Barclays Capital 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years.

The Barclays Capital Municipal Long Bond Index is the Long Bond (22+) component of the Municipal Bond Index. The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by YieldQuest Securities, LLC (Member FINRA and SIPC).

      SIGNIFICANT AREAS OF INVESTMENT AS A PERCENTAGE OF TOTAL INVESTMENTS

                                  (PIE CHART)

Municipal Bonds                         57.47%
Municipal Closed-End Funds              24.35%
Taxable Fixed Income Closed-End Funds    7.28%
Commodity ETFs                           2.81%
Municipal ETFs                           2.63%
Other/Short-Term *                       5.46%

* "OTHER/SHORT-TERM" INCLUDES SHORT-TERM INVESTMENTS, PLUS OTHER INVESTMENTS NOT INCLUDED IN THE CATEGORIES IN THE PIE CHART THAT COMPROMISED LESS THAN 2% OF THE FUND'S TOTAL INVESTMENTS.

YIELDQUEST CORE EQUITY FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                              SHARES           VALUE
----------   -------------------------------------------------------------------   ------------   --------------
      1.85%  COMMON STOCKS
      0.36%  APPAREL
             Christian Dior SA                                                              100   $       10,004
             Hermes International                                                            50            6,975
                                                                                                  --------------
                                                                                                          16,979
                                                                                                  --------------
      0.67%  HOLDING COMPANIES
             LVMH Moet Hennessy Louis Vuitton SA                                            300           31,192
                                                                                                  --------------
      0.13%  LODGING
             Orient-Express Hotels Ltd., Class A (a)                                        700            6,020
                                                                                                  --------------
      0.69%  RETAIL
             Bulgari SpA                                                                    500            4,106
             Compagnie Financiere Richemont SA                                              600           16,879
             PPR                                                                            100           10,943
                                                                                                  --------------
                                                                                                          31,928
                                                                                                  --------------
             TOTAL COMMON STOCKS
             (Cost $55,149)                                                                               86,119
                                                                                                  --------------
    111.39%  EXCHANGE TRADED/CLOSED-END FUNDS
      3.94%  ASSET ALLOCATION CLOSED-END FUNDS
             Clough Global Allocation Fund (b)                                            2,500           34,150
             Clough Global Opportunities Fund                                             1,000           12,000
             Evergreen International Balanced Income Fund                                 2,000           27,680
             Gabelli Dividend & Income Trust (b)                                          4,400           52,448
             NFJ Dividend, Interest & Premium Strategy Fund (b)                           4,350           57,377
                                                                                                  --------------
                                                                                                         183,655
                                                                                                  --------------
      2.31%  COMMODITY EXCHANGE TRADED FUNDS
             iPath Dow Jones-UBS Commodity Index Total Return ETN (a)                     2,300           91,793
             ProShares Ultra DJ-AIG Commodity (a)                                           600           15,576
                                                                                                  --------------
                                                                                                         107,369
                                                                                                  --------------
     37.04%  EQUITY CLOSED-END FUNDS
             BlackRock Health Sciences Trust                                                750           16,957
             Blue Chip Value Fund, Inc.                                                  22,100           63,206
             Boulder Growth & Income Fund, Inc. (a)                                       5,450           29,266
             Boulder Total Return Fund, Inc. (a) (b)                                      4,550           54,691
             Central Securities Corp.                                                     1,500           25,635
             Clough Global Equity Fund                                                    2,500           32,800
             Cohen & Steers Closed-End Opportunity Fund, Inc. (c)                        23,800          262,276
             Cohen & Steers Dividend Majors Fund, Inc.                                    3,200           29,280
             First Opportunity Fund, Inc. (b)                                             5,000           31,550
             First Trust Enhanced Equity Income Fund (b)                                  2,600           25,922
             H&Q Healthcare Investors (b)                                                 1,550           16,740
             H&Q Life Sciences Investors (b)                                              1,700           14,501
             Japan Equity Fund, Inc. (b)                                                 20,200          103,020
             Japan Smaller Capitalization Fund, Inc. (b)                                  7,900           57,196
             John Hancock Bank and Thrift Opportunity Fund (b)                            4,575           60,848
             Liberty All-Star Equity Fund (b)                                            33,870          136,496
             Liberty All-Star Growth Fund, Inc. (b)                                      40,125          121,980
             Macquarie Global Infrastructure Total Return Fund, Inc. (b)                  2,450           35,035
             Macquarie/First Trust Global Infrastructure/Utilities Dividend &
                Income Fund (b)                                                           3,350           37,353
             Madison Strategic Sector Premium Fund                                        4,900           55,762
             Madison/Claymore Covered Call & Equity Strategy Fund (b)                     2,460           20,467
             Morgan Stanley China A Share Fund (b)                                        4,500          141,975
             Nuveen Diversified Dividend and Income Fund (b)                              1,900           17,043
             RiverSource LaSalle International Real Estate Fund, Inc. (b)                 2,900           20,358
             Royce Micro-Cap Trust, Inc.                                                 11,400           76,950
             Royce Value Trust, Inc.                                                      7,500           72,600

See accompanying notes to financial statements.

YIELDQUEST CORE EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                              SHARES           VALUE
----------   -------------------------------------------------------------------   ------------   --------------
             EQUITY CLOSED-END FUNDS (CONTINUED)
             SunAmerica Focused Alpha Growth Fund, Inc. (b)                               6,050   $       72,116
             SunAmerica Focused Alpha Large-Cap Fund, Inc. (b)                            4,650           55,010
             Tri-Continental Corp.                                                        3,500           37,205
                                                                                                  --------------
                                                                                                       1,724,238
                                                                                                  --------------
     65.61%  EQUITY EXCHANGE TRADED FUNDS
             Consumer Staples Select Sector SPDR Fund (b)                                 7,500          193,725
             Direxionshares Large Cap Bear 3X Shares (a)                                  6,700          149,276
             Energy Select Sector SPDR Fund                                               1,800           99,648
             Financial Select Sector SPDR Fund                                           28,200          395,364
             Health Care Select Sector SPDR Fund (b)                                     10,100          283,305
             Industrial Select Sector SPDR Fund (b)                                      11,100          280,497
             iShares Dow Jones U.S. Consumer Services Sector Index Fund (b)               1,800           91,818
             iShares Dow Jones U.S. Healthcare Providers Index Fund (a)                     950           39,757
             iShares Dow Jones U.S. Home Construction Index Fund (b)                      7,900           88,164
             iShares Dow Jones U.S. Transportation Average Index Fund                     1,350           87,358
             iShares MSCI Australia Index Fund (b)                                        3,800           83,334
             iShares MSCI Emerging Markets Index Fund (b)                                 2,750          103,290
             iShares MSCI Hong Kong Index Fund (b)                                        5,100           79,203
             iShares MSCI Japan Index Fund                                                  300            2,868
             iShares MSCI Singapore Index Fund (b)                                        4,000           41,920
             iShares Nasdaq Biotechnology Index Fund (a)                                    650           47,697
             Market Vectors Steel Index Fund                                                500           25,450
             Materials Select Sector SPDR Trust                                           1,300           38,077
             Oil Services HOLDRs Trust (b)                                                  900          105,354
             Powershares Golden Dragon Halter USX China Portfolio (b)                    10,200          225,522
             ProShares Ultra Oil & Gas                                                    2,700           89,154
             ProShares UltraShort MSCI Emerging Markets (a)                               3,400           47,634
             SPDR Metals & Mining ETF                                                       300           12,750
             Technology Select Sector SPDR Fund (b)                                      19,700          406,017
             Utilities Select Sector SPDR Fund                                            1,300           36,907
                                                                                                  --------------
                                                                                                       3,054,089
                                                                                                  --------------
      2.49%  TAXABLE FIXED INCOME EXCHANGE TRADED FUNDS
             ProShares UltraShort 20+ Year Treasury (a)                                   1,400           63,924
             ProShares UltraShort 7-10 Year Treasury                                      1,000           52,170
                                                                                                  --------------
                                                                                                         116,094
                                                                                                  --------------
             TOTAL EXCHANGE TRADED/CLOSED-END FUNDS
             (Cost $4,466,965)                                                                         5,185,445
                                                                                                  --------------

                                                                                     CONTRACTS
                                                                                   ------------
      0.43%  PURCHASED OPTIONS (a)
             iShares MSCI Emerging Markets, Inc.:
                11/21/2009, Put @ $36                                                        75            6,375
                11/21/2009, Put @ $37                                                        47            5,640
             Powershares QQQ:
                11/21/2009, Put @ $40                                                        62            4,588
                11/21/2009, Put @ $41                                                        31            3,410
                                                                                                  --------------
             TOTAL PURCHASED OPTIONS
             (Cost $14,632)                                                                               20,013
                                                                                                  --------------
    113.67%  TOTAL INVESTMENTS
             (Cost $4,536,746)                                                                         5,291,577
                                                                                                  ==============
    (13.67)% NET OTHER ASSETS (LIABILITIES)                                                             (636,541)
                                                                                                  --------------
    100.00%  NET ASSETS                                                                           $    4,655,036
                                                                                                  ==============

See accompanying notes to financial statements.

YIELDQUEST CORE EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                              SHARES           VALUE
----------   -------------------------------------------------------------------   ------------   --------------
      0.81%  COMMON STOCKS SOLD SHORT
      0.81%  COMPUTERS
             Apple, Inc. (a)                                                                200   $       37,700
                                                                                                  --------------
             TOTAL COMMON STOCKS SOLD SHORT
             (Proceeds $37,194)                                                                           37,700
                                                                                                  ==============
     22.66%  EXCHANGE TRADED/CLOSED-END FUNDS SOLD SHORT
             iShares MSCI Brazil Index Fund                                                 950           65,389
             iShares MSCI South Korea Index Fund                                          2,200           94,336
             Powershares Golden Dragon Halter USX China Portfolio                        21,500          475,365
             Rydex S&P Equal Weight ETF                                                   4,950          177,804
             SPDR Trust Series 1                                                          1,550          160,518
             Vanguard Emerging Markets ETF                                                2,170           81,592
                                                                                                  --------------
             TOTAL EXCHANGE TRADED/CLOSED-END FUNDS SOLD SHORT
             (Proceeds $1,365,777)                                                                $    1,055,004
                                                                                                  ==============

                                                                                                    UNREALIZED
                                                LOCAL CURRENCY   MARKET VALUE   SETTLEMENT DATE     GAIN/(LOSS)
                                                --------------   ------------   ---------------   --------------
             FOREIGN CURRENCY
             TO BUY:
             Japanese Yen                            4,215,900   $     46,837        11/06/2009   $         (163)
             Japanese Yen                            4,392,480         46,799        11/06/2009              799
                                                                                                  --------------
                                                                                                             636
                                                                                                  --------------
             TO SELL:
             Australian Dollar                         157,917        142,056        11/06/2009           (3,089)
             Japanese Yen                           26,002,996        288,884        11/06/2009            1,652
                                                                                                  --------------
                                                                                                          (1,437)
                                                                                                  --------------
             TOTAL NET UNREALIZED GAIN (LOSS) ON OPEN FORWARD FOREIGN CURRENCY CONTRACTS          $         (801)
                                                                                                  ==============

                                                                                    NOTIONAL        UNREALIZED
                                                                   CONTRACTS          VALUE         GAIN/(LOSS)
                                                                 ------------   ---------------   --------------
             FUTURES CONTRACTS PURCHASED
             DJIA Mini E-CBOT, expires 12/18/2009                           3   $       144,960   $         (921)
             Dollar Index, expires 12/14/2009                               2           152,950           (2,246)
             Nasdaq 100 E-Mini, expires 12/18/2009                         14           466,340           (5,566)
             S&P 500 E-Mini, expires 12/18/2009                            49         2,530,850          (60,142)
                                                                                                  --------------
                                                                                                  $      (68,875)
                                                                                                  ==============
             FUTURES CONTRACTS SOLD SHORT
             E-Mini Crude Oil, expires 11/19/2009                           4           154,000            2,078
             Russell 2000 Mini, expires 12/18/2009                          5           280,200           20,835
                                                                                                  --------------
                                                                                                          22,913
                                                                                                  --------------
             TOTAL                                                                                $      (45,962)
                                                                                                  ==============

----------
(a)  Non-income producing security.

(b) All or a portion of the security is pledged as collateral for securities sold short.

(c) All or a portion of the security is segregated in connection with forward currency and futures contracts.

CBOT   Chicago Board of Trade
ETF    Exchange-Traded Fund
ETN    Exchange-Traded Note
HOLDRs Holding Company Depositary Receipts
SPDR   S&P Depositary Receipts

See accompanying notes to financial statements.

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                             PRINCIPAL         VALUE
----------   -------------------------------------------------------------------   ------------   --------------
     24.54%  CORPORATE BONDS
      8.68%  AIRLINES
             American Airlines, Inc.:
                6.817%, 05/23/2011, Series 01-1 (a)                                $    402,000   $      383,910
                6.977%, 05/23/2021, Series 01-1                                         805,748          658,699
                7.377%, 05/23/2019, Series 01-1 (a)                                     791,513          609,465
                7.379%, 05/23/2016, Series 01-1 (a)                                     451,813          347,896
                7.858%, 10/01/2011, Series 01-2 (a)                                     100,000           99,500
             AMR Corp.:
                9.750%, 08/15/2021 (a)                                                  469,000          283,745
                9.880%, 06/15/2020 (a)                                                  343,000          217,805
                10.550%, 03/12/2021, MTN (a)                                            100,000           60,000
             Continental Airlines, Inc.:
                6.648%, 09/15/2017, Series 981A (a)                                     234,899          220,805
                6.703%, 06/15/2021, Series 01A1 (a)                                     117,134          108,349
                6.748%, 03/15/2017, Series 981B (a)                                     207,899          188,148
                6.795%, 08/02/2018, Series 991B (a)                                     183,335          163,627
                7.033%, 06/15/2011, Series 011C (a)                                     193,549          174,195
                7.339%, 04/19/2014, Series 071C                                         200,000          179,750
                7.461%, 04/01/2013, Series 971B (a)                                      32,967           30,494
                7.566%, 03/15/2020, Series 992B (a)                                     148,769          135,975
                8.388%, 11/01/2020, Series 001B (a)                                     300,242          267,215
                8.560%, 07/02/2014, Series 962B                                          65,650           61,711
             Delta Airlines, Inc.:
                6.718%, 01/02/2023, Series 02G1                                         724,366          644,685
                7.570%, 11/18/2010, Series 00A2                                          75,000           75,000
                7.711%, 09/18/2011, Series 011B                                         925,000          888,000
                7.920%, 11/18/2010, Series 001B (a)                                     850,000          833,000
             Northwest Airlines, Inc.:
                6.841%, 04/01/2011, Series 1A-2                                         250,000          243,750
                7.691%, 04/01/2017, Series 01-B (a)                                     443,669          348,280
                7.950%, 03/01/2015, Series 992B                                         961,071          624,696
             Southwest Airlines Co., 7.220%, 07/01/2013, Series 95A3,
                Callable 12/07/2009 @ 100 (a)                                           108,676          112,766
             United Airlines, Inc.:
                7.336%, 07/02/2019 (b)                                                  918,366          642,857
                7.730%, 07/01/2010, Series 00A2 (a)                                     105,511          104,456
                                                                                                  --------------
                                                                                                       8,708,779
                                                                                                  --------------
      0.05%  AUTOMOTIVE
             Motors Liquidation Co. 8.375%, 07/15/2033 (a) (c)                          320,000           49,600
                                                                                                  --------------
      0.21%  ENTERTAINMENT
             Comcast Corp. 6.950%, 08/15/2037 (a)                                       195,000          213,302
                                                                                                  --------------
     14.55%  FINANCIAL SERVICES
             American Express Co. 8.125%, 05/20/2019                                  1,000,000        1,197,966
             American Express Credit Co., 5.875%, 05/02/2013, Series C, MTN (a)       1,170,000        1,256,249
             Bank of America Corp.:
                4.750%, 08/01/2015 (a)                                                  750,000          755,155
                4.750%, 03/15/2016, Callable 03/15/2010 @ 100, MTN                       10,000            9,693
                5.750%, 08/15/2016 (a)                                                  600,000          602,254
                7.800%, 09/15/2016 (a)                                                  220,000          241,250
             Bank One Corp. 5.250%, 01/30/2013 (a)                                      500,000          530,941
             Bear, Stearns & Co., Inc. 5.550%, 01/22/2017 (a)                           790,000          810,787
             CIT Group, Inc. 7.625%, 11/30/2012 (c)                                     195,000          126,393
             Citigroup, Inc. 5.500%, 02/15/2017 (a)                                     975,000          947,342
             Deutsche Bank Trust Corp. 7.500%, 11/15/2015                                 4,000            4,149
             Ford Motor Credit Co., LLC 9.875%, 08/10/2011                            1,325,000        1,355,949

See accompanying notes to financial statements.

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                             PRINCIPAL         VALUE
----------   -------------------------------------------------------------------   ------------   --------------
             FINANCIAL SERVICES (CONTINUED)
             General Electric Capital Corp.:
                4.375%, 11/21/2011, MTN (a)                                        $    230,000   $      239,661
                6.875%, 11/15/2010, MTN (a)                                             250,000          265,174
             General Motors Acceptance Corp. 7.000%, 02/01/2012 (a) (b)                 658,000          634,970
             Goldman Sachs Group, Inc.:
                0.583%, 06/28/2010 (a) (d)                                              250,000          250,287
                5.250%, 04/01/2013 (a)                                                  300,000          321,920
                5.625%, 01/15/2017 (a)                                                1,695,000        1,737,314
             Lehman Brothers Holdings:
                5.625%, 01/24/2013, MTN (c)                                             500,000           82,500
                6.500%, 07/19/2017 (a) (c)                                            1,370,000              137
             MBIA Insurance Co., 14.000%, 01/15/2033,
                Callable 01/15/2013 @ 100 (b) (d)                                     1,505,000          669,725
             Merrill Lynch & Co., Inc.:
                5.700%, 05/02/2017 (a)                                                1,000,000          989,677
                6.050%, 08/15/2012, Series C, MTN (a)                                   800,000          857,804
             Morgan Stanley & Co., Inc., 5.450%, 01/09/2017, EMTN                        50,000           50,480
             Motors Liquidation Co. 9.400%, 07/15/2021 (a) (c)                          800,000          116,000
             Nuveen Investments 5.500%, 09/15/2015 (a)                                  400,000          280,000
             Principal Life, Inc., Funding 0.600%, 11/15/2010 (a) (d)                   250,000          244,774
             Washington Mutual Bank NV, 6.875%, 06/15/2011, Series 11 (a) (c)         1,000,000            7,500
                                                                                                  --------------
                                                                                                      14,586,051
                                                                                                  --------------
      0.01%  INDUSTRIALS
             Occidental Petroleum Corp. 8.750%, 01/15/2023                               10,000           12,320
                                                                                                  --------------
      1.04%  METALS & MINING
             Alcoa, Inc. 5.375%, 01/15/2013 (a)                                       1,000,000        1,039,451
                                                                                                  --------------
             TOTAL CORPORATE BONDS
             (Cost $29,569,875)                                                                       24,609,503
                                                                                                  --------------
      0.02%  COLLATERALIZED MORTGAGE OBLIGATIONS
      0.02%  U.S. GOVERNMENT & AGENCY
             Federal National Mortgage Association 4.500%, 05/25/2019                    23,091           23,316
                                                                                                  --------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $21,270)                                                                               23,316
                                                                                                  --------------
      0.31%  U.S. GOVERNMENT & AGENCY
             Federal Farm Credit Bank, 5.750%, 12/07/2028, MTN                           43,000           46,944
             Federal Home Loan Bank:
                5.685%, 09/17/2018, Series AR18                                          25,000           28,731
                7.125%, 02/15/2030, Series C30 (a)                                       90,000          115,458
             Federal National Mortgage Association, 8.280%, 01/10/2025, MTN              20,000           28,626
             Tennessee Valley Authority 7.125%, 05/01/2030 (a)                           75,000           94,257
                                                                                                  --------------
             TOTAL U.S. GOVERNMENT & AGENCY
             (Cost $284,547)                                                                             314,016
                                                                                                  --------------
      5.34%  FOREIGN BONDS
      2.54%  BANKS
             Bank of Scotland PLC 10.500%, 02/16/2018                              GBP  920,000        1,722,106
             Inter-American Development Bank, 6.250%, 06/22/2016, MTN (e)          NZD1,150,000          829,377
                                                                                                  --------------
                                                                                                       2,551,483
                                                                                                  --------------
      0.60%  SOVEREIGN BONDS
             Federal Republic of Brazil:
                7.875%, 03/07/2015 (e)                                             $    475,000          555,038
                12.500%, 01/05/2016                                                BRL   40,000           25,772
             Mexican Bonos de Desarrollo, 7.250%, 12/15/2016, Series M10           MXN  220,000           16,220
                                                                                                  --------------
                                                                                                         597,030
                                                                                                  --------------

See accompanying notes to financial statements.

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                             PRINCIPAL         VALUE
----------   -------------------------------------------------------------------   ------------   --------------
      2.20%  FINANCIAL SERVICES
             General Electric Capital Corp., 7.500%, 02/28/2011, EMTN (e)          NZD3,000,000   $    2,202,747
                                                                                                  --------------
             TOTAL FOREIGN BONDS
             (Cost $5,731,244)                                                                         5,351,260
                                                                                                  --------------
      5.19%  MUNICIPAL BONDS
      3.33%  CALIFORNIA
             California State:
                4.500%, 08/01/2030, National-RE-IBC, GO, Callable 02/01/2017
                   @ 100 (a)                                                       $  1,000,000          875,220
                4.500%, 08/01/2030, GO, Callable 02/01/2017 @ 100 (a)                 2,135,000        1,868,595
                5.000%, 04/01/2038, GO, Callable 04/01/2018 @ 100 (a)                   500,000          458,480
             Howell Mountain Elementary School District Election, Zero Coupon:
                08/01/2028, GO (a)                                                      190,000           79,112
                08/01/2029, GO (a)                                                      150,000           59,147
                                                                                                  --------------
                                                                                                       3,340,554
                                                                                                  --------------
      1.16%  FLORIDA
             Auburndale Florida Water & Sewer, 4.375%, 12/01/2037, AMBAC,
                Revenue, Callable 12/01/2017 @ 100 (a)                                1,275,000        1,164,381
                                                                                                  --------------
      0.47%  ILLINOIS
             Regional Transportation Authority, 4.500%, 07/01/2035,
                Series A, National-RE, Revenue, Callable 07/01/2016 @ 100 (a)           500,000          474,440
                                                                                                  --------------
      0.23%  PENNSYLVANIA
             Conneaut School District, Zero Coupon, 11/01/2030,
                Series B, FSA State Aid Withholding, GO (a)                             690,000          228,714
                                                                                                  --------------
             TOTAL MUNICIPAL BONDS
             (Cost $5,516,015)                                                                         5,208,089
                                                                                                  --------------
      4.00%  TAXABLE MUNICIPAL BONDS
      0.17%  ALABAMA
             Alabaster, 5.340%, 04/01/2017, Series A, XLCA, GO (a)                      170,000          170,228
                                                                                                  --------------
      1.78%  CALIFORNIA
             Kern County Pension Obligation, Zero Coupon, 08/15/2020,
                National-RE, Revenue                                                    100,000           37,687
             Monrovia Redevelopment Agency Tax Allocation, 5.600%,
                05/01/2023, AMBAC, Revenue, Callable 05/01/2013 @ 102 (a)                35,000           29,130
             Pinole Redevelopment Agency, 5.600%, 08/01/2020, AMBAC, Tax
                Allocation, Callable 08/01/2014 @ 102                                    25,000           24,291
             San Bernardino JT Powers, 6.150%, 05/01/2027, AMBAC, Tax
                Allocation, Callable 05/01/2016 @ 100                                    15,000           13,223
             Santa Fe Springs Community Development, 5.350%, 09/01/2018,
                National-RE, Tax Allocation, Callable 09/01/2016 @ 100                   25,000           23,206
             Solano County, 5.140%, 01/15/2014, XLCA, Revenue (a)                     1,330,000        1,350,442
             Thousand Oaks Redevelopment Agency, 5.000%, 12/01/2009, Series B,
                AMBAC, Tax Allocation (a)                                               250,000          250,362
             Watsonville Redevelopment Agency, 5.200%, 09/01/2012,
                National-RE FGIC, Tax Allocation (a)                                     60,000           60,465
                                                                                                  --------------
                                                                                                       1,788,806
                                                                                                  --------------
      0.03%  DISTRICT OF COLUMBIA
             Metropolitan Washington Airports Authority Airport System, 5.590%,
                10/01/2025, Series C, National-RE, Revenue,
                Callable 10/01/2015 @ 100 (a)                                            30,000           29,166
                                                                                                  --------------
      0.02%  FLORIDA
             Pembroke Pines Communication Services, 4.750%, 10/01/2019,
                AMBAC, Revenue, Callable 10/01/2014 @ 100                                25,000           23,112
                                                                                                  --------------

See accompanying notes to financial statements.

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                             PRINCIPAL         VALUE
----------   -------------------------------------------------------------------   ------------   --------------
      0.36%  GEORGIA
             College Park, 5.868%, 01/01/2021, National-RE FGIC, Revenue (a)       $     70,000   $       66,994
             College Park Business & Industrial Development Authority, 5.750%,
                09/01/2015, FSA, Revenue (a)                                            250,000          267,690
             Savannah Hospital Authority, 6.625%, 07/01/2018, FSA, Revenue,
                Callable 07/01/2013 @ 100 (a)                                            25,000           25,415
                                                                                                  --------------
                                                                                                         360,099
                                                                                                  --------------
      0.01%  ILLINOIS
             Development Finance Authority, 6.000%, 03/01/2012, National-RE,
                Revenue                                                                   5,000            5,225
                                                                                                  --------------
      0.03%  INDIANA
             Pike County School Corp., 5.000%, 01/05/2020, XLCA State Aid
                Withholding, GO, Callable 01/05/2015 @ 100 (a)                           30,000           28,905
                                                                                                  --------------
      0.15%  MAINE
             City of Auburn, 5.125%, 08/01/2011, National-RE, GO (a)                    145,000          147,629
                                                                                                  --------------
      0.03%  MARYLAND
             State Transportation Authority, 6.480%, 07/01/2022, National-RE,
                Revenue (a)                                                              35,000           35,929
                                                                                                  --------------
      0.07%  MICHIGAN
             Flat Rock Tax Increment, 5.375%, 10/01/2011, GO                             65,000           67,803
                                                                                                  --------------
      0.22%  NEW JERSEY
             City of Linden, 5.950%, 04/01/2033, National-RE, GO                         20,000           18,202
             Orange Township, 5.170%, 12/01/2011, Series C, FSA, GO (a)                  35,000           36,495
             Union County Improvement Authority Sewer System Lease, 6.640%,
                04/01/2022, AMBAC, Revenue (a)                                          165,000          168,402
                                                                                                  --------------
                                                                                                         223,099
                                                                                                  --------------
      0.04%  OREGON
             School Boards Association, 5.680%, 06/30/2028, Series B,
                National-RE, FGIC, GO (a)                                                40,000           37,631
                                                                                                  --------------
      0.24%  PENNSYLVANIA
             Beaver County, 5.000%, 12/15/2011, FSA, GO (a)                              60,000           61,965
             Duquesne, 5.000%, 12/15/2013, Series B, FSA, GO (a)                        170,000          176,253
                                                                                                  --------------
                                                                                                         238,218
                                                                                                  --------------
      0.32%  SOUTH CAROLINA
             Richland Lexington Airport District, 6.590%, 01/01/2017, FSA,
                Revenue (a)                                                             300,000          324,312
                                                                                                  --------------
      0.40%  TENNESSEE
             Alcoa, 5.550%, 06/01/2020, AMBAC, GO, Callable 06/01/2015 @ 100 (a)        400,000          397,840
                                                                                                  --------------
      0.11%  TEXAS
             Gatesville Texas, 5.700%, 09/01/2019, CIFG, GO,
                Callable 09/01/2017 @ 100 (a)                                           115,000          113,292
                                                                                                  --------------
      0.02%  WISCONSIN
             Menasha Steam Utility, 4.350%, 09/01/2010, Revenue                          23,569           16,263
                                                                                                  --------------
             TOTAL TAXABLE MUNICIPAL BONDS
             (Cost $3,972,986)                                                                         4,007,557
                                                                                                  --------------

                                                                                      SHARES
                                                                                   ------------
      6.25%  PREFERRED STOCKS
      6.03%  FINANCIAL SERVICES
             American International Group, Inc.:
                6.450%, Series A-4, Callable 06/15/2012 @ $25 (d) (e)                    16,426          193,334
                7.700%, Series A-5, Callable 12/18/2012 @ $25 (d) (e)                    15,665          219,310
             Barclays Bank PLC, 8.125%, Series 5, Callable 06/15/2013 @ $25 (a)          32,298          760,618
             BB&T Capital Trust V, 8.950%, Callable 09/15/2013 @ $25 (d) (e)             16,673          429,496
             Citigroup Capital XVI, 6.450%, Series W, Callable 12/31/2011
                @ $25 (e)                                                                23,625          413,438
             Countrywide Capital IV, 6.750%, Callable 12/07/2009 @ $25                   15,526          306,949

See accompanying notes to financial statements.

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                              SHARES           VALUE
----------   -------------------------------------------------------------------   ------------   --------------
             FINANCIAL SERVICES (CONTINUED)
             Countrywide Capital V, 7.000%, Callable 11/01/2011 @ $25 (e)                42,005   $      835,900
             JPMorgan Chase & Co., 8.625%, Series J, Callable 09/01/2013
                @ $25 (e)                                                                 3,220           85,716
             JPMorgan Chase Capital XXVI, 8.000%, Callable 05/15/2013 @ $25 (a)
                (d) (e)                                                                  16,722          446,812
             National City Capital Trust II, 6.625%, Callable 11/15/2011 @ $25
                (a)                                                                      32,091          680,008
             PNC Financial Services Group, Inc., 9.875%, Series F,
                Callable 02/01/2013 @ $25 (a) (d)                                        34,709          963,175
             Preferred Blocker, Inc., 7.000%, Callable 12/31/2011 @ $1,000 (a)
                (b)                                                                         139           84,890
             U.S. Bancorp, 7.875%, Series D, Callable 04/15/2013 @ $25 (e)                5,867          156,825
             Wells Fargo Capital Trust IV, 7.000%, Callable 12/07/2009 @ $25 (e)         12,271          295,977
             Wells Fargo Capital XIV, 8.625%, Callable 09/15/2013 @ $25 (e)               6,535          174,615
                                                                                                  --------------
                                                                                                       6,047,063
                                                                                                  --------------
      0.22%  U.S. GOVERNMENT & AGENCY (F)
             Fannie Mae:
                0.000% Series G, Callable 09/30/2010 @ $50 (d)                           12,630           18,313
                0.000% Series S, Callable 12/31/2010 @ $25 (d)                           42,940           49,381
                5.375%, Series I, Callable 12/07/2009 @ $50                                 435              687
                5.810%, Series H, Callable 12/07/2009 @ $50                              14,300           24,310
                6.750%, Series Q, Callable 9/30/2010 @ $25                                8,000            7,200
             Freddie Mac:
                5.100%, Series H, Callable 12/07/2009 @ $50                              23,700           41,949
                5.570%, Series V, Callable 12/31/2011 @ $25                              55,295           55,295
                5.700%, Series R, Callable 12/07/2009 @ $50                               7,038           10,909
                5.790%, Series K, Callable 12/07/2009 @ $50                               5,000            9,550
                                                                                                  --------------
                                                                                                         217,594
                                                                                                  --------------
             TOTAL PREFERRED STOCKS
             (Cost $4,843,624)                                                                         6,264,657
                                                                                                  --------------
     58.05%  EXCHANGE TRADED/CLOSED-END FUNDS
      2.50%  ASSET ALLOCATION CLOSED-END FUNDS
             Advent Claymore Convertible Securities and Income Fund                      25,980          369,955
             Alpine Global Premier Properties Fund (e)                                   79,813          462,117
             Cohen & Steers REIT and Preferred Income Fund, Inc.                         29,435          265,798
             Nicholas-Applegate Equity & Convertible Income Fund                         21,000          314,580
             TCW Strategic Income Fund, Inc.                                            238,143        1,097,839
                                                                                                  --------------
                                                                                                       2,510,289
                                                                                                  --------------
      6.87%  COMMODITY EXCHANGE TRADED FUNDS
             iPath Dow Jones-UBS Commodity Index Total Return ETN (a) (f)               145,420        5,803,712
             iShares S&P GSCI Commodity-Indexed Trust (e) (f)                            34,803        1,082,721
                                                                                                  --------------
                                                                                                       6,886,433
                                                                                                  --------------
      2.81%  EQUITY CLOSED-END FUNDS
             BlackRock Strategic Dividend Achievers Trust                                 4,368           36,560
             Cohen & Steers Advantage Income Realty Fund, Inc. (e)                       55,122          288,839
             Cohen & Steers Premium Income Realty Fund, Inc. (e)                         98,937          471,930
             Cohen & Steers Quality Income Realty Fund, Inc.                             25,500          131,835
             Cohen & Steers Worldwide Realty Income Fund, Inc.                            7,770           45,299
             DWS Dreman Value Income Edge Fund                                           46,683          513,046
             First Trust Enhanced Equity Income Fund (a)                                  4,508           44,945
             Liberty All-Star Equity Fund                                                27,134          109,350
             Liberty All-Star Growth Fund, Inc.                                          21,185           64,402
             LMP Capital and Income Fund, Inc.                                           34,220          321,668
             Madison Strategic Sector Premium Fund (a)                                    5,646           64,252
             Nuveen Diversified Dividend and Income Fund                                 30,000          269,100
             Nuveen Tax-Advantage Dividend Growth Fund                                   30,043          313,649
             RiverSource LaSalle International Real Estate Fund, Inc.                    20,645          144,928
             RMR Asia Pacific Real Estate Fund                                                1                8
                                                                                                  --------------
                                                                                                       2,819,811
                                                                                                  --------------

See accompanying notes to financial statements.

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                              SHARES           VALUE
----------   -------------------------------------------------------------------   ------------   --------------
      2.40%  EQUITY EXCHANGE TRADED FUNDS
             iShares Cohen & Steers Realty Majors Index Fund (e)                         13,476   $      622,861
             iShares Dow Jones U.S. Real Estate Index Fund (a)                           28,037        1,136,900
             Market Vectors Gold Miners ETF (f)                                          11,790          497,184
             PowerShares Financial Preferred Portfolio                                    9,473          145,032
                                                                                                  --------------
                                                                                                       2,401,977
                                                                                                  --------------
      8.62%  MUNICIPAL CLOSED-END FUNDS
             BlackRock Apex Municipal Fund, Inc.                                          7,898           66,185
             BlackRock California Municipal Income Trust                                  9,282          121,687
             BlackRock California Municipal Income Trust II                              10,121          130,662
             BlackRock Long-Term Municipal Advantage Trust                               17,495          172,851
             BlackRock Muni Intermediate Duration Fund, Inc.                             20,659          267,534
             BlackRock MuniHoldings California Insured Fund, Inc.                         7,755           98,178
             BlackRock MuniHoldings Fund II, Inc.                                         3,438           45,588
             BlackRock MuniHoldings Fund, Inc.                                            3,096           45,387
             BlackRock MuniYield California Insured Fund, Inc. (e)                       49,292          624,037
             BlackRock MuniYield Fund, Inc.                                               5,216           65,148
             BlackRock MuniYield Insured Fund, Inc.                                      15,036          181,635
             BlackRock MuniYield Michigan Insured Fund II, Inc.                          21,521          256,100
             BlackRock MuniYield Michigan Insured Fund, Inc. (e)                          9,013          116,268
             BlackRock MuniYield New York Insured Fund, Inc.                             32,266          379,771
             BlackRock MuniYield Pennsylvania Insured Fund                                8,455          111,521
             BlackRock MuniYield Quality Fund II, Inc. (a)                                9,502          110,033
             BlackRock Pennsylvania Strategic Municipal Trust                               700            8,344
             Dreyfus Municipal Income, Inc.                                              56,022          466,103
             Dreyfus Strategic Municipal Bond Fund, Inc.                                 16,318          119,121
             Dreyfus Strategic Municipals, Inc.                                          15,071          113,033
             DTF Tax-Free Income, Inc.                                                    6,270           88,407
             Eaton Vance National Municipal Opportunities Trust                          10,000          196,500
             Morgan Stanley California Insured Municipal Income Trust (e)                19,583          247,725
             Morgan Stanley California Quality Municipal Securities                      19,571          232,504
             Morgan Stanley Insured Municipal Income Trust                                6,720           89,914
             Morgan Stanley Insured Municipal Securities                                  5,695           75,459
             Morgan Stanley Insured Municipal Trust                                      14,684          189,277
             Morgan Stanley Municipal Income Opportunities Trust                         36,899          232,464
             Morgan Stanley Municipal Income Opportunities Trust II                      21,927          151,735
             Morgan Stanley Municipal Income Opportunities Trust III                     16,271          125,124
             Morgan Stanley Quality Municipal Income Trust                                8,900          105,020
             Morgan Stanley Quality Municipal Investment Trust                            9,463          113,745
             Nuveen California Dividend Advantage Municipal Fund II                       7,137           93,852
             Nuveen California Investment Quality Municipal Fund                          6,270           79,629
             Nuveen California Municipal Market Opportunity Fund                          5,068           66,036
             Nuveen California Performance Plus Municipal Fund, Inc.                      9,200          116,840
             Nuveen California Premium Income Municipal Fund                             10,470          126,373
             Nuveen Insured California Premium Income Municipal Fund                      6,869           90,327
             Nuveen Insured Dividend Advantage Municipal Fund                             4,227           58,544
             Nuveen Insured Municipal Opportunity Fund, Inc.                             20,388          264,636
             Nuveen Insured New York Dividend Advantage Municipal Fund                    4,982           65,762
             Nuveen Insured New York Premium Income Municipal Fund                        6,270           81,886
             Nuveen Investment Quality Municipal Fund, Inc.                               5,814           76,222
             Nuveen Michigan Premium Income Fund                                         11,156          136,661
             Nuveen Michigan Quality Income Fund                                         14,054          179,610
             Nuveen New Jersey Dividend Advantage Municipal Fund                            884           11,262
             Nuveen New Jersey Premium Income Municipal Fund, Inc.                        5,000           67,050
             Nuveen New York Dividend Advantage Municipal Fund                           16,035          208,455
             Nuveen New York Performance Plus Municipal Fund                             10,000          137,800
             Nuveen New York Quality Income Municipal Fund, Inc.                         14,402          188,810

See accompanying notes to financial statements.

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                              SHARES           VALUE
----------   -------------------------------------------------------------------   ------------   --------------
             MUNICIPAL CLOSED-END FUNDS (CONTINUED)
             Nuveen New York Select Quality Municipal Fund (a)                           22,698   $      299,387
             Nuveen Pennsylvania Premium Income Municipal Fund II                        11,027          134,970
             Nuveen Premier Insured Municipal Income Fund, Inc.                          13,299          174,217
             Nuveen Premier Municipal Income Fund, Inc.                                   4,200           52,080
             Nuveen Premium Income Municipal Fund II                                     32,672          425,389
             Van Kampen Pennsylvania Value Municipal Income Trust                        12,867          158,264
                                                                                                  --------------
                                                                                                       8,641,122
                                                                                                  --------------
      4.14%  MUNICIPAL EXCHANGE TRADED FUNDS
             iShares S&P National AMT-Free Bond Fund                                     21,730        2,232,540
             SPDR Barclays Capital Municipal Bond ETF                                    85,161        1,922,084
                                                                                                  --------------
                                                                                                       4,154,624
                                                                                                  --------------
     30.36%  TAXABLE FIXED INCOME CLOSED-END FUNDS
             BlackRock Core Bond Trust                                                   26,034          307,201
             BlackRock High Income Shares                                                83,013          146,103
             BlackRock Income Trust, Inc. (a)                                           662,057        4,217,303
             BlackRock Limited Duration Income Trust                                     10,000          139,200
             BlackRock Preferred and Corporate Income Strategies Fund, Inc.              96,979          799,107
             BlackRock Preferred Income Strategies Fund, Inc.                           109,668          976,045
             BlackRock Preferred Opportunity Trust                                       57,000          566,580
             Dreyfus High Yield Strategies Fund (e)                                      40,953          142,107
             DWS Global High Income Fund, Inc.                                           33,732          227,691
             DWS Strategic Income Trust (a)                                               8,704           95,222
             Eaton Vance Senior Income Trust                                             36,043          199,678
             Eaton Vance Short Duration Diversified Income Fund (a)                     208,631        3,248,385
             Evergreen Multi-Sector Income Fund (a)                                     125,563        1,722,724
             First Trust/FIDAC Mortgage Income Fund                                      28,533          511,026
             First Trust/Four Corners Senior Floating Rate Income Fund II (e)            99,810        1,087,929
             Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.         25,000          309,250
             Fort Dearborn Income Securities, Inc.                                       52,791          758,607
             Global High Income Fund, Inc.                                               42,167          484,921
             Global Income & Currency Fund, Inc. (a)                                     48,110          678,832
             MFS Charter Income Trust (e)                                                59,372          509,412
             MFS InterMarket Income Trust I                                              48,861          386,002
             MFS Intermediate Income Trust                                               60,000          398,400
             MFS Multimarket Income Trust (e)                                           421,085        2,551,775
             Montgomery Street Income Securities, Inc. (a)                              105,556        1,539,007
             Morgan Stanley Emerging Markets Debt Fund, Inc. (a) (e)                    116,031        1,103,455
             Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (a)               101,792        1,399,640
             Neuberger Berman High Yield Strategies Fund                                  9,500          103,360
             Nuveen Floating Rate Income Fund (e)                                       119,937        1,090,227
             Nuveen Floating Rate Income Opportunity Fund                                79,254          716,456
             Nuveen Global Government Enhanced Income Fund                                3,400           55,080
             Nuveen Quality Preferred Income Fund III                                    15,000           99,000
             Putnam Premier Income Trust                                                 48,287          284,893
             Rivus Bond Fund                                                            122,700        1,985,286
             Transamerica Income Shares, Inc. (e)                                        19,642          391,072
             Van Kampen Senior Income Trust                                              88,268          345,128
             Western Asset Inflation Management Fund, Inc.                                  815           13,032
             Western Asset Investment Grade Defined Opportunity Trust, Inc.              10,000          190,400
             Western Asset Worldwide Income Fund, Inc. (e)                               56,056          669,869
                                                                                                  --------------
                                                                                                      30,449,405
                                                                                                  --------------
      0.35%  TAXABLE FIXED INCOME EXCHANGE TRADED FUNDS
             Market Vectors High Yield Municipal Index ETF                               11,391          350,387
                                                                                                  --------------
             TOTAL EXCHANGE TRADED/CLOSED-END FUNDS
             (Cost $52,837,426)                                                                       58,214,048
                                                                                                  --------------

See accompanying notes to financial statements.

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                             CONTRACTS         VALUE
----------   -------------------------------------------------------------------   ------------   --------------
      0.51%  PURCHASED OPTIONS (f)
             iShares Barclays 20+ Year Treasury, 11/21/2009, Put @ $95                      780   $       97,500
             iShares MSCI Emerging Market, Inc.:
                11/21/2009, Put @ $36                                                     1,559          132,515
                11/21/2009, Put @ $37                                                       958          114,960
             Powershares QQQ:
                11/21/2009, Put @ $40                                                     1,278           94,572
                11/21/2009, Put @ $41                                                       641           70,510
                                                                                                  --------------
             TOTAL PURCHASED OPTIONS
             (Cost $404,766)                                                                             510,057
                                                                                                  --------------

                                                                                      SHARES
                                                                                   ------------
      2.36%  SHORT-TERM INVESTMENT
             Dreyfus Institutional Reserves Money Market Fund 0.00% (g)               2,371,159        2,371,159
                                                                                                  --------------
             TOTAL SHORT-TERM INVESTMENT
             (Cost $2,371,159)                                                                         2,371,159
                                                                                                  --------------
    106.57%  TOTAL INVESTMENTS
             (Cost $105,552,912)                                                                     106,873,662
                                                                                                  ==============
     (6.57)% NET OTHER ASSETS (LIABILITIES)                                                           (6,584,885)
                                                                                                  --------------
    100.00%  NET ASSETS                                                                           $  100,288,777
                                                                                                  ==============
      7.21%  EXCHANGE TRADED/CLOSED-END FUNDS SOLD SHORT
             SPDR Barclays Capital High Yield Bond ETF                                  190,433        7,234,550
                                                                                                  --------------
             TOTAL EXCHANGE TRADED/CLOSED-END FUNDS SOLD SHORT
             (Proceeds $6,700,078)                                                                     7,234,550
                                                                                                  --------------

                                                                                     PRINCIPAL
                                                                                   ------------
      5.00%  U.S. TREASURY SECURITIES SOLD SHORT
             U.S. Treasury Note 1.000%, 09/30/2011                                 $  5,000,000        5,016,020
                                                                                                  --------------
             TOTAL U.S. TREASURY SECURITIES SOLD SHORT
             (Proceeds $5,002,271)                                                                $    5,016,020
                                                                                                  --------------

                                                                            UNREALIZED
                         LOCAL CURRENCY   MARKET VALUE   SETTLEMENT DATE   GAIN/(LOSS)
                         --------------   ------------   ---------------   -----------
FOREIGN CURRENCY
TO BUY:
Canadian Dollar                809,248     $  747,887      11/06/2009       $ (12,113)
Icelandic Krona             94,634,900        752,773      10/10/2008(h)     (277,402)
Japanese Yen               181,238,911      2,013,502      11/06/2009          24,108
                                                                            ---------
                                                                             (265,407)
                                                                            ---------
TO SELL:
Brazilian Real               1,039,375        589,163      11/06/2009          (6,554)
British Sterling Pound         582,623        956,188      11/06/2009         (23,410)
Japanese Yen               181,238,911      2,013,502      11/06/2009          11,513
Mexican Peso                 2,773,627        209,872      11/06/2009          (5,251)
New Zealand Dollar           5,660,887      4,059,979      11/06/2009          27,181
                                                                            ---------
                                                                                3,479
                                                                            ---------
TOTAL NET UNREALIZED GAIN (LOSS) ON OPEN FORWARD FOREIGN CURRENCY CONTRACTS $(261,928)
                                                                            ---------

See accompanying notes to financial statements.

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

                                                      NOTIONAL     UNREALIZED
                                        CONTRACTS      VALUE      GAIN/(LOSS)
                                        ---------   -----------   -----------
FUTURES CONTRACTS PURCHASED
Dollar Index, expires 12/14/2009               94   $ 7,188,650    $ (34,762)
                                                                   ---------
                                                                     (34,762)
                                                                   ---------
FUTURES CONTRACTS SOLD SHORT
E-Mini Crude Oil, expires 11/19/2009           60     2,310,000       (6,798)
S&P 500 E-Mini, expires 12/18/2009             97     5,010,050        1,730
U.S. 2 Year Note, expires 12/31/2009           32     6,963,500      (48,066)
U.S. 5 Year Note, expires 12/31/2009          105    12,227,578     (128,663)
U.S. 10 Year Note, expires 12/21/2009          44     5,218,813      (31,466)
U.S. Long Bond, expires 12/21/2009             61     7,329,531       59,155
                                                                   ---------
                                                                    (154,108)
                                                                   ---------
TOTAL                                                              $(188,870)
                                                                   ---------

----------
(a) All or a portion of the security is pledged as collateral for securities sold short.

(b) Rule 144A Section 4(2) or other security which is restricted as to resale to institutional investors. At October 31, 2009, these securities amounted to $2,032,442 or 2.03% of net assets. The Investment Advisor, using board approved procedures has deemed these securities or a portion of these securities liquid.

(c)  Default Resolution.

(d)  Variable rate security.

(e) All or a portion of the security is segregated in connection with forward currency and futures contracts.

(f)  Non-income producing securities.

(g)  Rate represents effective yield.

(h)  Counterparty in default.

AMBAC Insured by American Municipal Bond Assurance Corp.
BRL   Brazilian Real
ETF   Exchange-Traded Fund
ETN   Exchange-Traded Note
FGIC  Insured by Financial Guaranty Insurance Co.
FSA   Insured by Financial Security Assurance
GBP   British Sterling Pound
GO    General Obligation
LLC   Limited Liability Co.
MBIA  Insured by Municipal Bond Insurance Organization Association
MTN   Medium Term Note
MXN   Mexican Peso
NZD   New Zealand Dollar
PLC   Public Liability Co.
REIT  Real Estate Investment Trust
SPX   S&P 500 Index
XLCA  Insured by XL Capital Assurance

See accompanying notes to financial statements.

YIELDQUEST TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2009

  % OF
NET ASSETS   DESCRIPTION                                                              SHARES          VALUE
----------   -------------------------------------------------------------------   ------------   --------------
      0.00%  COMMON STOCKS
      0.00%  AIRLINES
             Delta Air Lines, Inc. (a)                                                      161   $        1,150
                                                                                                  --------------
             TOTAL COMMON STOCKS
             (Cost $923)                                                                                   1,150
                                                                                                  --------------

                                                                                     PRINCIPAL
                                                                                   ------------
      0.39%  CORPORATE BONDS
      0.39%  FINANCIAL SERVICES
             MBIA Insurance Co., 14.000%, 01/15/2033,
                Callable 01/15/2013 @ 100 (b) (c)                                  $    440,000          195,800
                                                                                                  --------------
             TOTAL CORPORATE BONDS
             (Cost $435,821)                                                                             195,800
                                                                                                  --------------
     65.03%  MUNICIPAL BONDS
      1.07%  ALABAMA
             Alabama Agriculture & Mechanical, 5.000%, 11/01/2017, AMBAC,
                Revenue, Callable 05/01/2017 @ 100 (d)                                  500,000          462,335
             Birmingham Jefferson Civic Center Authority, 4.125%, 07/01/2017,
                Series A, AMBAC, Special Tax, Callable 12/10/2009 @ 100                 100,000           74,645
                                                                                                  --------------
                                                                                                         536,980
                                                                                                  --------------
      5.50%  CALIFORNIA
             Antioch California Union School District, 4.250%, 09/01/2021, COP,
                National-RE FGIC, Callable 09/01/2015 @ 100 (d)                         685,000          653,997
             California State:
                4.500%, 08/01/2026, GO, Callable 02/01/2017 @ 100 (e)                 1,000,000          907,390
                6.000%, 04/01/2035, GO, Callable 04/01/2019 @ 100                     1,000,000        1,066,540
             Oakland Redevelopment Agency, 5.500%, 02/01/2014, AMBAC,
                Tax Allocation (d)                                                      125,000          127,595
                                                                                                  --------------
                                                                                                       2,755,522
                                                                                                  --------------
      0.61%  COLORADO
             Arkansas River Power Authority, 5.250%, 10/01/2016, XLCA,
                Revenue (d)                                                             300,000          305,550
                                                                                                  --------------
      5.68%  FLORIDA
             Dunedin Utility System, 6.250%, 10/01/2011, National-RE FGIC,
                Revenue                                                                  50,000           54,223
             Lakeland, Florida Energy System, 5.000%, 10/01/2024, XLCA, Revenue,
                Callable 10/01/2016 @ 100 (e)                                         1,045,000        1,077,562
             Miami-Dade County Public Facilities, 4.375%, 06/01/2037, Series A,
                National-RE, Revenue, Callable 06/01/2015 @ 100 (d)                     500,000          418,700
             Nassau County Public Improvement, 5.000%, 05/01/2021, National-RE,
                Revenue (d)                                                           1,260,000        1,298,909
                                                                                                  --------------
                                                                                                       2,849,394
                                                                                                  --------------
      0.00%  GEORGIA
             Fulton County, Georgia Development Authority, Zero Coupon,
                 05/01/2033 (f)                                                         105,000            1,313
                                                                                                  --------------
      2.60%  ILLINOIS
             Chicago O'Hare International Airport:
                4.000%, 01/01/2012, Series A, FSA, Revenue (e)                          500,000          523,390
                5.250%, 01/01/2016, Series B, National-RE, Revenue (d)                  260,000          285,602
             City of Bellwood, 4.450%, 12/01/2020, Series B, National-RE, GO,
                Callable 12/01/2015 @ 100                                               100,000          103,001
             Cook County Community School District No. 97 Oak Park, 9.000%,
                12/01/2015, Series B, National-RE FGIC, GO (d)                          300,000          393,036
                                                                                                  --------------
                                                                                                       1,305,029
                                                                                                  --------------

See accompanying notes to financial statements.

YIELDQUEST TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                             PRINCIPAL         VALUE
----------   -------------------------------------------------------------------   ------------   --------------
      1.85%  INDIANA
             Hammond Local Public Improvement Bond Bank, 4.500%, 08/15/2017,
                Series A, XCLA, Revenue, Callable 08/15/2011 @ 100 (d)             $    520,000   $      513,256
             Indiana State Fair Common Fairgrounds, 4.200%, 01/01/2014, AMBAC,
                Revenue, Callable 01/01/2013 @ 100 (d)                                  390,000          411,949
                                                                                                  --------------
                                                                                                         925,205
                                                                                                  --------------
      2.24%  KANSAS
             Miami County Unified School District No. 416, 5.000%, 09/01/2016,
                National-RE, GO (d)                                                   1,000,000        1,121,250
                                                                                                  --------------
      1.49%  MASSACHUSETTS
             Massachusetts State Health & Educational Facilities Authority,
                4.500%, 10/01/2031, Series F, National-RE FGIC, Revenue,
                Callable 10/01/2016 @ 100 (d)                                           750,000          748,935
                                                                                                  --------------
      5.11%  MICHIGAN
             City of Detroit, 5.000%, 04/01/2012, Series C, FSA, GO                      50,000           52,329
             Michigan State, 6.250%, 11/01/2012, GO, Prerefunded
                11/01/2009 @ 100 (e)                                                  2,000,000        2,128,140
             Plymouth-Canton Community School District, 5.250%, 05/01/2015,
                Q-SBLF, GO, Callable 05/01/2013 @ 100 (d)                               350,000          383,957
                                                                                                  --------------
                                                                                                       2,564,426
                                                                                                  --------------
      0.10%  MISSISSIPPI
             Itawamba Community College District, 5.000%, 02/01/2011, XLCA-ICR,
                GO                                                                       50,000           52,410
                                                                                                  --------------
      4.14%  MISSOURI
             Joint Municipal Electric Utility Commission Power Project:
                5.000%, 01/01/2015, National-RE, Revenue (d)                            620,000          626,132
                5.000%, 01/01/2042, Series A, AMBAC, Revenue,
                Callable 01/01/2017 @ 100 (d)                                           585,000          586,006
             St. Louis Airport, 5.000%, 07/01/2015, Series A, FSA, Revenue (d)          825,000          865,507
                                                                                                  --------------
                                                                                                       2,077,645
                                                                                                  --------------
      1.04%  NEVADA
             Clark County, 4.500%, 06/01/2018, FSA, GO, Callable 06/01/2016 @
                100 (d)                                                                 275,000          284,804
             North Las Vegas Local Improvement, 4.125%, 12/01/2014, AMBAC,
                Special Assessment (d)                                                  255,000          237,186
                                                                                                  --------------
                                                                                                         521,990
                                                                                                  --------------
      2.25%  NEW JERSEY
             Hoboken Municipal Hospital Authority, 4.450%, 07/01/2021, Series A,
             FSA Municipal Government Guaranteed, Revenue,
                Callable 07/01/2017 @ 100 (d)                                         1,000,000        1,035,390
             Jersey City, 5.625%, 03/01/2020, Series A, GO, FSA,
                Prerefunded 03/01/2010 @101                                              90,000           92,424
                                                                                                  --------------
                                                                                                       1,127,814
                                                                                                  --------------
      1.03%  NEW MEXICO
             Tucumcari Municipal Gross Receipt Lodgers Tax Revenue, 4.625%,
                06/01/2017, National-RE, Revenue, Callable 06/01/2010 @ 100 (e)         510,000          513,835
                                                                                                  --------------
      1.52%  NEW YORK
             City of Utica Public Improvement, 4.750%, 04/01/2015, FSA, GO (d)          335,000          362,668
             Erie County Public Improvement, 5.000%, 12/01/2015, Series A,
                National-RE, GO                                                         100,000          104,739
             Troy Industrial Development Authority Civic Facility, 4.050%,
                04/01/2037, Series E, Revenue, Callable 09/01/2011 @ 100 (c) (d)        290,000          295,411
                                                                                                  --------------
                                                                                                         762,818
                                                                                                  --------------
      1.24%  OHIO
             City of Cleveland Various Purpose, 5.500%, 12/01/2013, National-RE,
                GO, Callable 12/01/2012 @ 100 (d)                                       570,000          621,534
                                                                                                  --------------

See accompanying notes to financial statements.

YIELDQUEST TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                             PRINCIPAL        VALUE
----------   -------------------------------------------------------------------   ------------   --------------
      0.98%  PENNSYLVANIA
             Philadelphia Authority for Industrial Development, 5.000%,
                12/01/2016, National-RE FGIC, Revenue (d)                          $    500,000   $      492,670
                                                                                                  --------------
      2.22%  SOUTH CAROLINA
             Beaufort County, 8.000%, 03/01/2016, National-RE State Aid
                Withholding, GO (d)                                                     850,000        1,112,590
                                                                                                  --------------
     16.52%  TEXAS
             Austin Electric Utility System, 5.500%, 11/15/2015, Series A,
                AMBAC, Revenue (d)                                                      500,000          567,600
             Brazoria County Municipal Utility District No. 26, 4.600%,
                09/01/2028, FGIC, GO, Callable 09/01/2013 @ 100                         100,000           95,621
             City of Midlothian, 5.500%, 08/15/2013, National-RE, GO (d)                175,000          195,226
             City of Rowlett, 4.500%, 02/15/2014, National-RE, GO (d)                   715,000          773,895
             Dallas Area Rapid Transit, 5.250%, 12/01/2043, Revenue,
                Callable 12/01/2018 @ 100 (e)                                         1,500,000        1,581,870
             Dallas-Fort Worth International Airport Facility Improvement Corp.,
                6.000%, 11/01/2014, Revenue, Callable 12/10/2009 @ 100                  140,000          123,712
             Laguna-Madre Water District, 4.500%, 03/01/2024, AMBAC, Revenue,
                Callable 03/01/2016 @ 100 (d)                                           595,000          607,447
             Lubbock Municipal Drainage Utilities, 4.750%, 02/15/2022, Series D,
                National-RE, GO, Prerefunded 02/15/2012 @ 100                           500,000          542,755
             Municipal Power Agency, Zero Coupon, 09/01/2010, AMBAC, Revenue (d)        250,000          245,728
             Northwest Harris County Municipal Utility District No. 5, 5.500%,
                05/01/2016, Series A, AMBAC, GO (d)                                     585,000          618,626
             Pearland Waterworks & Sewer Systems, 6.000%, 09/01/2011, AMBAC,
                Revenue (d)                                                             135,000          147,149
             Port Arthur Independent School District, 5.000%, 02/15/2014, AMBAC,
                GO (d)                                                                  840,000          917,221
             State Turnpike Authority, Zero Coupon, 08/15/2015, Series A, AMBAC,
                Revenue (d)                                                             705,000          533,220
             Tarrant County, Texas Health Facilities, 5.000%, 12/01/2019, FSA,
                Revenue, Callable 12/01/2017 @ 100 (d)                                  250,000          260,613
             Upper Trinity Regional Water District, 4.000%, 08/01/2020, XCLA,
                Revenue, Callable 02/01/2017 @ 100 (d)                                1,100,000        1,070,872
                                                                                                  --------------
                                                                                                       8,281,555
                                                                                                  --------------
      0.71%  U.S. TERRITORIES
             Northern Mariana Islands Commonwealth, 6.750%, 10/01/2033,
                Series A, GO, Prerefunded 10/01/2013 @ 100                              300,000          354,054
                                                                                                  --------------
      1.50%  VIRGINIA
             Virginia Public School Authority, School Financing, 5.000%,
                08/01/2010, Series C, Revenue                                           725,000          749,831
                                                                                                  --------------
      5.63%  WASHINGTON
             Cowlitz County School District No. 122 Longview, 5.500%,
                12/01/2017, FSA School Board Guaranty, GO, Prerefunded
                12/01/2011 @ 100                                                        620,000          681,194
             Energy Northwest Wind Project, 5.000%, 07/01/2015, Series A, AMBAC,
                Revenue (d)                                                             700,000          761,691
             Washington State Higher Education Facilities Authority, 5.000%,
                11/01/2020, RADIAN, Revenue (d)                                         200,000          194,238
             Washington State University Athletic Facilities:
                4.000%, 10/01/2016, AMBAC, Revenue (d)                                  570,000          613,793
                4.000%, 10/01/2017, AMBAC, Revenue, Callable 04/01/2017 @ 100 (d)       555,000          573,692
                                                                                                  --------------
                                                                                                       2,824,608
                                                                                                  --------------
             TOTAL MUNICIPAL BONDS
             (Cost $31,754,450)                                                                       32,606,958
                                                                                                  --------------

See accompanying notes to financial statements.

YIELDQUEST TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                             PRINCIPAL         VALUE
----------   -------------------------------------------------------------------   ------------   --------------
      0.34%  FOREIGN BONDS
      0.34%  FINANCIAL SERVICES
             General Electric Capital Corp., 6.750%, 09/26/2016, EMTN              NZD  250,000   $      171,877
                                                                                                  --------------
             TOTAL FOREIGN BONDS
             (Cost $174,478)                                                                             171,877
                                                                                                  --------------

                                                                                      SHARES
                                                                                   ------------
     45.23%  EXCHANGE TRADED/CLOSED-END FUNDS
      0.75%  ASSET ALLOCATION CLOSED-END FUNDS
             Advent Claymore Convertible Securities and Income Fund                       4,710           67,070
             Nicholas-Applegate Equity & Convertible Income Fund                          4,450           66,661
             TCW Strategic Income Fund, Inc.                                             37,483          172,797
             TS&W/Claymore Tax-Advantaged Balanced Fund                                   7,300           66,941
                                                                                                  --------------
                                                                                                         373,469
                                                                                                  --------------
      3.18%  COMMODITY EXCHANGE TRADED FUNDS
             iPath Dow Jones-UBS Commodity Index Total Return ETN (a)                    33,507        1,337,264
             iShares S&P GSCI Commodity-Indexed Trust (a)                                 8,324          258,960
                                                                                                  --------------
                                                                                                       1,596,224
                                                                                                  --------------
      0.58%  EQUITY CLOSED-END FUNDS
             DWS Dreman Value Income Edge Fund                                            6,200           68,138
             LMP Capital and Income Fund, Inc.                                            7,120           66,928
             Nuveen Diversified Dividend and Income Fund                                  7,400           66,378
             Nuveen Tax-Advantage Dividend Growth Fund                                    8,763           91,486
                                                                                                  --------------
                                                                                                         292,930
                                                                                                  --------------
      1.56%  EQUITY EXCHANGE TRADED FUNDS
             iShares Cohen & Steers Realty Majors Index Fund                              8,834          408,307
             iShares Dow Jones U.S. Real Estate Index Fund                                7,505          304,328
             PowerShares Financial Preferred Portfolio                                    4,644           71,100
                                                                                                  --------------
                                                                                                         783,735
                                                                                                  --------------
     27.56%  MUNICIPAL CLOSED-END FUNDS
             BlackRock Apex Municipal Fund, Inc.                                          4,011           33,612
             BlackRock California Municipal Income Trust                                  2,530           33,168
             BlackRock California Municipal Income Trust II                               5,140           66,357
             BlackRock Insured Municipal Income Investment Trust                         12,138          157,794
             BlackRock Long-Term Municipal Advantage Trust                               12,498          123,480
             BlackRock Muni Intermediate Duration Fund, Inc.                             12,458          161,331
             BlackRock MuniHoldings California Insured Fund, Inc.                        18,547          234,805
             BlackRock MuniHoldings Fund II, Inc.                                         1,745           23,139
             BlackRock MuniHoldings Fund, Inc.                                            1,208           17,709
             BlackRock MuniYield California Fund, Inc.                                   11,946          154,462
             BlackRock MuniYield California Insured Fund, Inc. (e)                       59,748          756,410
             BlackRock MuniYield Fund, Inc.                                               2,649           33,086
             BlackRock MuniYield Insured Fund, Inc.                                       7,603           91,844
             BlackRock MuniYield Investment Fund                                         12,816          156,483
             BlackRock MuniYield Michigan Insured Fund II, Inc. (e)                      24,890          296,191
             BlackRock MuniYield Michigan Insured Fund, Inc. (e)                         48,568          626,527
             BlackRock MuniYield New York Insured Fund, Inc.                             54,040          636,051
             BlackRock MuniYield Pennsylvania Insured Fund (e)                           20,826          274,695
             BlackRock MuniYield Quality Fund II, Inc. (e)                               27,818          322,132
             BlackRock Pennsylvania Strategic Municipal Trust                             8,104           96,600
             Dreyfus Municipal Income, Inc.                                              51,444          428,014
             Dreyfus Strategic Municipal Bond Fund, Inc.                                  7,978           58,239
             Dreyfus Strategic Municipals, Inc.                                           7,853           58,897
             DTF Tax-Free Income, Inc. (e)                                               23,832          336,031
             Eaton Vance National Municipal Opportunities Trust                           5,500          108,075

See accompanying notes to financial statements.

YIELDQUEST TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                              SHARES           VALUE
----------   -------------------------------------------------------------------   ------------   --------------
             MUNICIPAL CLOSED-END FUNDS (CONTINUED)
             Morgan Stanley California Insured Municipal Income Trust                    24,731   $      312,847
             Morgan Stanley California Quality Municipal Securities                      23,995          285,061
             Morgan Stanley Insured Municipal Income Trust                                6,975           93,326
             Morgan Stanley Insured Municipal Securities                                  2,986           39,565
             Morgan Stanley Insured Municipal Trust (e)                                  18,841          242,860
             Morgan Stanley Municipal Income Opportunities Trust                         16,505          103,981
             Morgan Stanley Municipal Income Opportunities Trust II                      17,635          122,034
             Morgan Stanley Municipal Income Opportunities Trust III                     15,503          119,218
             Morgan Stanley Quality Municipal Investment Trust                            4,773           57,371
             Morgan Stanley Quality Municipal Securities                                 25,039          320,499
             Nuveen California Dividend Advantage Municipal Fund II (e)                   7,332           96,416
             Nuveen California Investment Quality Municipal Fund (e)                      7,608           96,622
             Nuveen California Municipal Market Opportunity Fund                          3,833           49,944
             Nuveen California Performance Plus Municipal Fund, Inc. (e)                 25,814          327,838
             Nuveen California Premium Income Municipal Fund                             14,833          179,034
             Nuveen Insured California Premium Income Municipal Fund                      7,486           98,441
             Nuveen Insured Dividend Advantage Municipal Fund (e)                        16,172          223,982
             Nuveen Insured Municipal Opportunity Fund, Inc. (e)                         34,520          448,070
             Nuveen Insured New York Dividend Advantage Municipal Fund                   31,407          414,572
             Nuveen Insured New York Premium Income Municipal Fund                       44,968          587,282
             Nuveen Investment Quality Municipal Fund, Inc.                              12,345          161,843
             Nuveen Michigan Premium Income Fund (e)                                      9,822          120,320
             Nuveen Michigan Quality Income Fund (e)                                     41,451          529,744
             Nuveen New York Dividend Advantage Municipal Fund (e)                       39,041          507,533
             Nuveen New York Quality Income Municipal Fund, Inc. (e)                     42,118          552,167
             Nuveen New York Select Quality Municipal Fund (e)                           33,093          436,497
             Nuveen Pennsylvania Investment Quality Municipal Fund (e)                   22,423          286,566
             Nuveen Pennsylvania Premium Income Municipal Fund II (e)                    49,047          600,335
             Nuveen Premier Insured Municipal Income Fund, Inc.                           6,688           87,613
             Nuveen Premier Municipal Income Fund, Inc.                                   6,885           85,374
             Nuveen Premium Income Municipal Fund II                                     48,608          632,876
             Van Kampen Pennsylvania Value Municipal Income Trust                         8,175          100,553
             Western Asset Municipal Partners Fund, Inc. (e)                             15,902          211,497
                                                                                                  --------------
                                                                                                      13,817,013
                                                                                                  --------------
      2.97%  MUNICIPAL EXCHANGE TRADED FUNDS
             iShares S&P National AMT-Free Bond Fund                                      6,548          672,742
             SPDR Barclays Capital Municipal Bond ETF                                    36,267          818,546
                                                                                                  --------------
                                                                                                       1,491,288
                                                                                                  --------------
      8.23%  TAXABLE FIXED INCOME CLOSED-END FUNDS
             BlackRock Income Trust, Inc. (e)                                           124,894          795,575
             BlackRock Preferred Opportunity Trust                                        2,000           19,880
             DWS Strategic Income Trust                                                   2,750           30,085
             Eaton Vance Short Duration Diversified Income Fund (e)                      40,127          624,777
             Evergreen Multi-Sector Income Fund (e)                                      17,770          243,804
             First Trust/FIDAC Mortgage Income Fund                                       7,774          139,232
             First Trust/Four Corners Senior Floating Rate Income Fund II                 9,831          107,158
             Fort Dearborn Income Securities, Inc.                                        7,380          106,051
             Global High Income Fund, Inc.                                                3,000           34,500
             Global Income & Currency Fund, Inc.                                          4,700           66,317
             LMP Corporate Loan Fund, Inc.                                                2,850           27,303
             Managed High Yield Plus Fund, Inc.                                           7,000           12,460
             MFS Charter Income Trust (e)                                                 4,543           38,979
             MFS InterMarket Income Trust I                                              14,438          114,060
             MFS Multimarket Income Trust (e)                                            85,804          519,972
             Montgomery Street Income Securities, Inc.                                   24,313          354,484
             Morgan Stanley Emerging Markets Debt Fund, Inc.                              8,009           76,166

See accompanying notes to financial statements.

YIELDQUEST TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                              SHARES           VALUE
----------   -------------------------------------------------------------------   ------------   --------------
             TAXABLE FIXED INCOME CLOSED-END FUNDS (CONTINUED)
             Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.                    17,834   $      245,218
             Nuveen Floating Rate Income Fund                                             8,827           80,237
             Nuveen Floating Rate Income Opportunity Fund                                 5,459           49,349
             Rivus Bond Fund                                                             16,973          274,623
             Transamerica Income Shares, Inc.                                             2,046           40,736
             Van Kampen Senior Income Trust                                              10,000           39,100
             Western Asset Inflation Management Fund, Inc.                                5,500           87,945
                                                                                                  --------------
                                                                                                       4,128,011
                                                                                                  --------------
      0.40%  TAXABLE FIXED INCOME EXCHANGE TRADED FUND
             Market Vectors High Yield Municipal Index ETF                                6,442          198,156
                                                                                                  --------------
             TOTAL EXCHANGE TRADED/CLOSED-END FUNDS
             (Cost $20,580,516)                                                                       22,680,826
                                                                                                  --------------
      1.56%  PREFERRED STOCKS
      1.49%  FINANCIAL SERVICES
             American International Group, Inc.:
                6.450%, Series A-4, Callable 06/15/2012 @ $25 (c)                         4,529           53,306
                7.700%, Series A-5, Callable 12/18/2012 @ $25 (c)                         4,135           57,890
             BB&T Capital Trust V, 8.950%, Callable 09/15/2013 @ $25 (c)                  4,464          114,993
             Citigroup Capital XVI, 6.450%, Series W, Callable 12/31/2011 @ $25           4,035           70,612
             Countrywide Capital IV, 6.750%, Callable 12/07/2009 @ $25                    1,485           29,358
             Countrywide Capital V, 7.000%, Callable 11/01/2011 @ $25                    10,774          214,403
             National City Capital Trust II, 6.625%, Callable 11/15/2011 @ $25            4,005           84,866
             PNC Financial Services Group, Inc., 9.875%, Series F,
                Callable 02/01/2013 @ $25 (c)                                             4,297          119,242
                                                                                                  --------------
                                                                                                         744,670
                                                                                                  --------------
      0.07%  U.S. GOVERNMENT & AGENCY (A) Fannie Mae:
                0.000%, Series G, Callable 09/30/2010 @ $50 (c)                           5,470            7,931
                0.000%, Series S, Callable 12/31/2010 @ $25 (c)                           6,680            7,682
             Freddie Mac:
                5.570%, Series V, Callable 12/31/2011 @ $25                              10,295           10,295
                5.700%, Series R, Callable 12/07/2009 @ $50                               6,730           10,432
                                                                                                  --------------
                                                                                                          36,340
                                                                                                  --------------
             TOTAL PREFERRED STOCKS
             (Cost $604,853)                                                                             781,010
                                                                                                  --------------

                                                                                     CONTRACTS
                                                                                   ------------
      0.53%  PURCHASED OPTIONS(A)
             iShares Barclays 20+ Year Treasury, 11/21/2009, Put @ $95                      420           52,500
             iShares MSCI Emerging Market, Inc.:
                11/21/2009, Put @ $36                                                       804           68,340
                11/21/2009, Put @ $37                                                       495           59,400
             Powershares QQQ:
                11/21/2009, Put @ $40                                                       660           48,840
                11/21/2009, Put @ $41                                                       328           36,080
                                                                                                  --------------
             TOTAL PURCHASED OPTIONS
             (Cost $211,092)                                                                             265,160
                                                                                                  --------------

                                                                                      SHARES
                                                                                   ------------
      0.07%  SHORT-TERM INVESTMENT
             Dreyfus Tax Exempt Cash Management Fund, 0.12% (g)                          34,252           34,252
                                                                                                  --------------
             TOTAL SHORT-TERM INVESTMENT
             (Cost $34,252)                                                                               34,252
                                                                                                  --------------

See accompanying notes to financial statements.

YIELDQUEST TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

   % OF
NET ASSETS   DESCRIPTION                                                                               VALUE
----------   -------------------------------------------------------------------                  --------------
    113.15%  TOTAL INVESTMENTS
             (Cost $53,796,385)                                                                   $   56,737,033
                                                                                                  ==============
   (13.15)%  NET OTHER ASSETS (LIABILITIES)                                                           (6,594,286)
                                                                                                  --------------
    100.00%  NET ASSETS                                                                           $   50,142,747
                                                                                                  ==============

                                                                                      SHARES
                                                                                   ------------
      3.95%  EXCHANGE TRADED/CLOSED-END FUNDS SOLD SHORT
             SPDR Barclays Capital High Yield Bond ETF                                   52,090   $    1,978,899
                                                                                                  --------------
             TOTAL EXCHANGE TRADED/CLOSED-END FUNDS SOLD SHORT
             (Proceeds $1,804,538)                                                                     1,978,899
                                                                                                  --------------

                                                                                     PRINCIPAL
                                                                                   ------------
     17.48%  U.S. TREASURY SECURITIES SOLD SHORT
             U.S. Treasury Note 1.000%, 09/30/2011                                 $    750,000          752,403
             U.S. Treasury Note 2.625%, 05/31/2010                                    7,900,000        8,012,022
                                                                                                  --------------
             TOTAL U.S. TREASURY SECURITIES SOLD SHORT
             (Proceeds $8,640,662)                                                                $    8,764,425
                                                                                                  --------------

                                                                                                    UNREALIZED
                                                LOCAL CURRENCY   MARKET VALUE   SETTLEMENT DATE     GAIN/(LOSS)
                                                --------------   ------------   ---------------   --------------
             FOREIGN CURRENCY
             TO BUY:
             Canadian Dollar                           223,608   $    206,653        11/06/2009   $       (3,347)
             Japanese Yen                           28,325,250        314,684        11/06/2009            3,768
                                                                                                  --------------
                                                                                                             421
                                                                                                  --------------
             TO SELL:
             Japanese Yen                           28,325,250        314,684        11/06/2009            1,799
             New Zealand Dollar                        307,212        220,332        11/06/2009            1,475
                                                                                                  --------------
                                                                                                           3,274
                                                                                                  --------------
             TOTAL NET UNREALIZED GAIN (LOSS) ON OPEN FORWARD FOREIGN CURRENCY CONTRACTS          $        3,695
                                                                                                  --------------

                                                                                    NOTIONAL        UNREALIZED
                                                                   CONTRACTS          VALUE         GAIN/(LOSS)
                                                                 ------------   ---------------   --------------
             FUTURES CONTRACTS PURCHASED
             Dollar Index, expires 12/14/2009                              27   $     2,064,825   $       (6,508)
                                                                                                  --------------
                                                                                                          (6,508)
                                                                                                  --------------
             FUTURES CONTRACTS SOLD SHORT
             E-Mini Crude Oil, expires 11/19/2009                          13           500,500            6,743
             U.S. 2 Year Note, expires 12/31/2009                          16         3,481,750          (13,283)
             U.S. 5 Year Note, expires 12/31/2009                         127        14,789,547         (118,286)
             U.S. 10 Year Note, expires 12/21/2009                         27         3,202,453          (25,775)
             U.S. Long Bond, expires 12/21/2009                            31         3,724,844           24,123
                                                                                                  --------------
                                                                                                        (126,478)
                                                                                                  --------------
             TOTAL                                                                                $     (132,986)
                                                                                                  --------------

See accompanying notes to financial statements.

YIELDQUEST TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2009

----------
(a)  Non-income producing securities.

(b) Rule 144A Section 4(2) or other security which is restricted as to resale to institutional investors. At October 31, 2009, these securities amounted to $195,800 or 0.39% of net assets. The Investment Advisor, using board approved procedures has deemed these securities or a portion of these securities liquid.

(c)  Variable rate security.

(d) All or a portion of the security is pledged as collateral for securities sold short.

(e) All or a portion of the security is segregated in connection with forward currency and futures contracts.

(f)  Default Resolution.

(g)  Rate represents effective yield.

AMBAC  Insured by American Municipal Bond Assurance Corp.
CBOT   Chicago Board of Trade
COP    Certificate of Participation
ETF    Exchange-Traded Fund
ETN    Exchange-Traded Note
FGIC   Insured by Financial Guaranty Insurance Co.
FSA    Insured by Financial Security Assurance
GO     General Obligation
ICR    Issuer Credit Rating
MBIA   Insured by Municipal Bond Insurance Organization Association
NZD    New Zealand Dollar
Q-SBLF Qualified School Bond Loan Fund
RADIAN Insured by Radian Asset Assurance, Inc.
SPDR   S&P Depositary Receipts
SPX    S&P 500 Index
XLCA   Insured by XL Capital Assurance

See accompanying notes to financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

                                                                         YIELDQUEST     YIELDQUEST     YIELDQUEST
                                                                         CORE EQUITY   TOTAL RETURN    TAX-EXEMPT
                                                                            FUND         BOND FUND      BOND FUND
                                                                        ------------   ------------   ------------
ASSETS:
Investment, at cost                                                     $  4,536,746   $105,552,912   $ 53,796,385
                                                                        ------------   ------------   ------------
Investments in securities, at value                                     $  5,291,577   $106,873,662   $ 56,737,033
Cash                                                                           5,857        470,232        647,897
Cash held as collateral                                                      376,405      1,687,855        971,623
Foreign currency, at value (Cost $120, $424 and $6,285, respectively)            122            450          6,308
Unrealized gain on forward foreign exchange contracts                          2,451         62,802          7,042
Interest and dividends receivable                                                356      1,058,215        576,702
Receivable for fund shares sold                                                1,980             --             --
Receivable for securities sold                                               324,419      9,644,455      2,826,835
Reclaims receivable                                                              283             --             --
Receivable due from investment advisor, net                                    7,307         33,834          9,929
Prepaid expenses and other assets                                             12,241         39,084         37,549
                                                                        ------------   ------------   ------------
   TOTAL ASSETS                                                            6,022,998    119,870,589     61,820,918
                                                                        ------------   ------------   ------------
LIABILITIES:
Payable for fund shares redeemed                                                  --        102,051        414,800
Payable for securities purchased                                             154,831      6,509,323         55,427
Payable for interest and dividends on securities sold short                      977         15,588         94,030
Variation margin on futures contracts                                         98,679        337,102        318,186
Securities sold short, at value (proceeds $1,402,971,
   $11,702,349, and $10,445,200, respectively)                             1,092,704     12,250,570     10,743,324
Unrealized loss on forward foreign exchange contracts                          3,252        324,730          3,347
Accrued expenses and other payables:
   Distribution and service fees - Investor Class                                435          1,704            142
   Other accrued expenses                                                     17,084         40,744         48,915
                                                                        ------------   ------------   ------------
   TOTAL LIABILITIES                                                       1,367,962     19,581,812     11,678,171
                                                                        ============   ============   ============
NET ASSETS                                                              $  4,655,036   $100,288,777   $ 50,142,747
                                                                        ============   ============   ============
NET ASSETS CONSIST OF:
Paid capital                                                              19,587,423    199,034,087     85,602,074
Undistributed net investment income (loss)                                        --         91,913         28,625
Accumulated net realized loss on investments, short
   positions, swaps, futures, written options, forward
   foreign currency contracts and translation of assets
   and liabilities denominated in foreign currency                       (15,950,714)   (99,178,256)   (38,001,188)
Net unrealized appreciation (depreciation) on investments,
   short positions, futures, written options, forward
   foreign currency contracts and translation of assets
   and liabilities denominated in foreign currency                         1,018,327        341,033      2,513,236
                                                                        ------------   ------------   ------------
NET ASSETS                                                              $  4,655,036   $100,288,777   $ 50,142,747
                                                                        ============   ============   ============
NET ASSETS
   Institutional Class                                                  $  3,231,299   $ 94,617,971   $ 49,670,594
   Investor Class                                                          1,423,737      5,670,806        472,153
                                                                        ------------   ------------   ------------
TOTAL                                                                   $  4,655,036   $100,288,777   $ 50,142,747
                                                                        ============   ============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
   (UNLIMITED NUMBER AUTHORIZED, NO PAR VALUE)
   Institutional Class                                                       614,663     12,741,732      5,884,030
   Investor Class                                                            271,991        763,013         55,855
                                                                        ------------   ------------   ------------
TOTAL                                                                        886,654     13,504,745      5,939,885
                                                                        ============   ============   ============
NET ASSET VALUE, OFFERING & REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY SHARES OUTSTANDING)
   Institutional Class                                                  $       5.26   $       7.43   $       8.44
                                                                        ============   ============   ============
   Investor Class                                                       $       5.23   $       7.43   $       8.45
                                                                        ============   ============   ============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

                                                                         YIELDQUEST     YIELDQUEST     YIELDQUEST
                                                                         CORE EQUITY   TOTAL RETURN    TAX-EXEMPT
                                                                            FUND         BOND FUND      BOND FUND
                                                                        ------------   ------------   ------------
INVESTMENT INCOME:
Dividend income                                                         $   368,190    $  7,829,510   $  2,205,922
Interest income                                                               5,606       4,095,498      1,795,655
Less: Foreign withholding taxes                                                (498)             --             --
                                                                        -----------    ------------   ------------
   TOTAL INVESTMENT INCOME                                                  373,298      11,925,008      4,001,577
                                                                        -----------    ------------   ------------
OPERATING EXPENSES:
Investment advisory fees                                                     64,959         784,054        378,192
Administration fees                                                           1,805          36,545         17,628
Distribution and Service fees - Investor Class                                2,216          30,112          2,511
Fund accounting fees                                                         15,069         186,695        102,188
Custodian fees                                                               40,675          66,207         43,218
Transfer agent fees                                                          35,150         125,036         58,227
Trustees' fees                                                                1,986          33,837         16,779
Registration fees                                                            45,741          37,500         29,999
Audit fees                                                                    1,162          43,492         21,370
Legal fees                                                                    6,133         114,415        101,390
Printing and mailing expenses                                                 1,802          62,943         21,686
Interest and dividend expense securities sold short                          93,545         805,751        589,315
Other expenses                                                                8,226          72,416         38,461
                                                                        -----------    ------------   ------------
   TOTAL OPERATING EXPENSES                                                 318,469       2,399,003      1,420,964
   Less: Expenses waived and reimbursed                                    (143,657)       (508,415)      (316,694)
                                                                        -----------    ------------   ------------
   NET OPERATING EXPENSES                                                   174,812       1,890,588      1,104,270
                                                                        -----------    ------------   ------------
NET INVESTMENT INCOME                                                       198,486      10,034,420      2,897,307
                                                                        -----------    ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Security transactions                                                 (3,188,068)    (41,781,204)   (15,831,424)
   Futures contracts                                                       (525,710)        205,391        239,989
   Securities sold short                                                  1,026,685        (648,187)      (268,950)
   Distributions of realized gains from other investment
      companies                                                             149,946          27,119         39,787
   Swap agreements                                                          (80,582)    (14,967,797)    (2,198,106)
   Forward and foreign currency transactions                                (21,210)      3,208,132        706,712
   Written option transactions                                                1,340              --             --
                                                                        -----------    ------------   ------------
NET REALIZED GAIN (LOSS)                                                 (2,637,599)    (53,956,546)   (17,311,992)
                                                                        -----------    ------------   ------------
Net change in unrealized appreciation (depreciation) on:
   Security transactions                                                  1,032,707      45,561,310     14,965,375
   Futures contracts                                                       (445,637)     (1,253,505)    (1,279,488)
   Securities sold short                                                 (1,458,377)       (218,984)        58,662
   Swap agreements                                                           49,042       1,244,533        388,636
   Forward currency contracts                                               (12,284)       (691,695)        (7,149)
   Translation of assets and liabilities in foreign currencies                1,874          65,599            733
                                                                        -----------    ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (832,675)     44,707,258*    14,126,769
                                                                        -----------    ------------   ------------
   NET REALIZED AND UNREALIZED (LOSS)                                    (3,470,274)     (9,249,288)    (3,185,223)
                                                                        -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                            $(3,271,788)   $    785,132   $   (287,916)
                                                                        ===========    ============   ============

* Change in unrealized appreciation (depreciation) does not include unrealized appreciation (depreciation) in connection with the Reorganization (See Note 6 in the Notes to Financial Statements).

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

OCTOBER 31, 2009

                                                            YIELDQUEST CORE EQUITY FUND   YIELDQUEST TOTAL RETURN BOND FUND
                                                            ---------------------------   ---------------------------------
                                                             YEAR ENDED     YEAR ENDED      YEAR ENDED        YEAR ENDED
                                                            OCTOBER 31,    OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                                                                2009          2008             2009              2008
                                                            -----------   -------------   --------------  -----------------
OPERATIONS:
Net investment income                                       $   198,486   $    886,211    $  10,034,420     $  18,191,676
Net realized loss from investments, futures contracts,
   securities sold short, swaps, forward and foreign
   currency transactions and written options                 (2,637,599)   (12,895,278)     (53,956,546)      (23,936,571)
Net change in unrealized appreciation (depreciation) on
   investments, futures contracts, securities sold short,
   swaps, forward currency contracts and translation of
   assets and liabilities in foreign currency                  (832,675)    (1,727,584)      44,707,258       (40,896,062)
                                                            -----------   ------------    -------------     -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS               (3,271,788)   (13,736,651)         785,132       (46,640,957)
                                                            -----------   ------------    -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
   Institutional Class                                       (1,174,396)      (679,745)     (11,585,594)      (18,945,143)
   Investor Class                                               (21,775)            --         (905,073)         (129,366)
                                                            -----------   ------------    -------------     -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (1,196,171)      (679,745)     (12,490,667)      (19,074,509)
                                                            -----------   ------------    -------------     -------------
SHARE TRANSACTIONS OF BENEFICIAL INTEREST:
INSTITUTIONAL CLASS
   Net proceeds from shares sold                              1,681,816      9,239,626       16,598,001       109,853,507
   Net proceeds from reorganization (Note 6)                         --             --        6,128,551                --
   Reinvestment of distributions                              1,174,396        678,660       11,471,198        18,893,675
   Cost of shares redeemed                                   (7,830,385)    (8,167,228)    (114,587,348)     (205,286,839)
                                                            -----------   ------------    -------------     -------------
TOTAL INSTITUTIONAL CLASS                                    (4,974,173)     1,751,058      (80,389,598)      (76,539,657)
                                                            -----------   ------------    -------------     -------------
INVESTOR CLASS
   Net proceeds from shares sold                              1,368,071        274,895       11,842,662         7,284,473
   Net proceeds from reorganization (Note 6)                         --             --          326,742                --
   Reinvestment of distributions                                 20,845             --          554,675           125,608
   Cost of shares redeemed                                     (174,877)       (96,469)     (12,598,069)       (1,393,078)
                                                            -----------   ------------    -------------     -------------
TOTAL INVESTOR CLASS                                          1,214,039        178,426          126,010         6,017,003
                                                            -----------   ------------    -------------     -------------
CHANGE IN NET ASSETS FROM SHARE TRANSACTIONS OF
   BENEFICIAL INTEREST                                       (3,760,134)     1,929,484      (80,263,588)      (70,522,654)
                                                            -----------   ------------    -------------     -------------
CHANGE IN NET ASSETS                                         (8,228,093)   (12,486,912)     (91,969,123)     (136,238,120)
NET ASSETS:
Beginning of period                                          12,883,129     25,370,041      192,257,900       328,496,020
END OF PERIOD                                               $ 4,655,036   $ 12,883,129    $ 100,288,777     $ 192,257,900
                                                            ===========   ============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $        --   $    997,570    $      91,913     $   1,337,110
                                                            ===========   ============    =============     =============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS
   Issued                                                       329,020        937,924        2,376,309        11,767,763
   Issued from reorganization (Note 6)                               --             --          870,252                --
   Reinvested                                                   265,101         56,744        1,688,077         2,066,662
   Redeemed                                                  (1,976,189)      (966,490)     (16,781,625)      (22,314,669)
                                                            -----------   ------------    -------------     -------------
TOTAL INSTITUTIONAL CLASS SHARES                             (1,382,068)        28,178      (11,846,987)       (8,480,244)
                                                            -----------   ------------    -------------     -------------
INVESTOR CLASS
   Issued                                                       285,179         28,679        1,835,091           864,290
   Issued from reorganization (Note 6)                               --             --           46,359                --
   Reinvested                                                     4,716             --           82,128            15,054
   Redeemed                                                     (36,737)        (9,846)      (1,900,018)         (179,891)
                                                            -----------   ------------    -------------     -------------
TOTAL INVESTOR CLASS SHARES                                     253,158         18,833           63,560           699,453
                                                            -----------   ------------    -------------     -------------
CHANGE IN SHARES                                             (1,128,910)        47,011      (11,783,427)       (7,780,791)
                                                            ===========   ============    =============     =============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            YIELDQUEST TAX-EXEMPT BOND FUND
                                                            -------------------------------
                                                              YEAR ENDED       YEAR ENDED
                                                             OCTOBER 31,      OCTOBER 31,
                                                                 2009             2008
                                                            -------------   ---------------
OPERATIONS:
Net investment income                                       $  2,897,307    $   6,399,123
Net realized loss from investments, futures contracts,
   securities sold short, swaps, forward and foreign
   currency transactions and written options                 (17,311,992)     (15,608,719)
Net change in unrealized appreciation (depreciation) on
   investments, futures contracts, securities sold short,
   swaps, forward currency contracts and translation of
   assets and liabilities in foreign currency                 14,126,769       (9,346,576)
                                                            ------------    -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                  (287,916)     (18,556,172)
                                                            ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
   Institutional Class                                        (3,235,352)      (6,649,713)
   Investor Class                                                (39,840)          (7,261)
                                                            ------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (3,275,192)      (6,656,974)
                                                            ------------    -------------
SHARE TRANSACTIONS OF BENEFICIAL INTEREST:
INSTITUTIONAL CLASS
   Net proceeds from shares sold                              11,332,051      100,895,800
   Net proceeds from reorganization (Note 6)                          --               --
   Reinvestment of distributions                               3,203,770        6,627,915
   Cost of shares redeemed                                   (64,436,113)    (170,161,549)
                                                            ------------    -------------
TOTAL INSTITUTIONAL CLASS                                    (49,900,292)     (62,637,834)
                                                            ------------    -------------
INVESTOR CLASS
   Net proceeds from shares sold                                 989,598          370,394
   Net proceeds from reorganization (Note 6)                          --               --
   Reinvestment of distributions                                  30,811            7,242
   Cost of shares redeemed                                      (923,311)         (24,120)
                                                            ------------    -------------
TOTAL INVESTOR CLASS                                              97,098          353,516
                                                            ------------    -------------
CHANGE IN NET ASSETS FROM SHARE TRANSACTIONS OF
   BENEFICIAL INTEREST                                       (49,803,194)     (62,284,318)
                                                            ------------    -------------
CHANGE IN NET ASSETS                                         (53,366,302)     (87,497,464)
NET ASSETS:
Beginning of period                                          103,509,049      191,006,513
END OF PERIOD                                               $ 50,142,747    $ 103,509,049
                                                            ============    =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $     28,625    $     255,629
                                                            ============    =============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS
   Issued                                                      1,380,317       10,279,698
   Issued from reorganization (Note 6)                                --               --
   Reinvested                                                    390,699          690,501
   Redeemed                                                   (8,027,380)     (17,754,421)
                                                            ------------    -------------
TOTAL INSTITUTIONAL CLASS SHARES                              (6,256,364)      (6,784,222)
                                                            ------------    -------------
INVESTOR CLASS
   Issued                                                        127,187           38,578
   Issued from reorganization (Note 6)                                --               --
   Reinvested                                                      3,769              779
   Redeemed                                                     (111,851)          (2,607)
                                                            ------------    -------------
TOTAL INVESTOR CLASS SHARES                                       19,105           36,750
                                                            ------------    -------------
CHANGE IN SHARES                                              (6,237,259)      (6,747,472)
                                                            ============    =============

See accompanying notes to financial statements.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED OCTOBER 31, 2009

                                                               YIELDQUEST      YIELDQUEST      YIELDQUEST
                                                               CORE EQUITY    TOTAL RETURN     TAX-EXEMPT
                                                                  FUND         BOND FUND       BOND FUND
                                                              ------------   -------------   -------------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
   Net investment income                                      $    198,486   $  10,034,420   $   2,897,307
ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO
   NET CASH AND FOREIGN CURRENCY PROVIDED BY
   OPERATING ACTIVITIES
   Purchase of investment securities                           (23,880,808)   (467,174,525)   (135,500,347)
   Proceeds from disposition of investment securities           29,773,668     601,779,000     205,707,769
   Net sales/purchases of short term securities                    437,011     (15,262,645)     (7,987,528)
   Net amortization                                                     --        (112,240)        318,803
   Return of capital from investments                               69,211          64,639           4,362
   Decrease in cash held as collateral                             766,150       2,462,037       1,438,440
   Decrease in cash due from merger                                     --         714,605              --
   Decrease in interest and dividends receivable                     4,937         649,781         699,596
   Increase in reclaims receivable                                    (283)             --              --
   Increase in receivable for securities sold                     (324,419)     (7,963,986)     (2,533,211)
   Decrease in variation margin on futures contracts               152,245         577,570         606,652
   Increase/Decrease in receivable due from advisor, net            (6,102)         21,224          (9,929)
   Increase in receivable for swaps (a)                           (346,533)    (19,782,589)     (3,656,218)
   Increase/Decrease in prepaid expenses and other assets           14,248          (3,526)         (8,547)
   Decrease in securities sold short                            (1,297,111)    (12,999,351)     (8,646,985)
   Increase in distribution and service fees                           404             348              55
   Increase in payable for securities purchased                     65,555       6,412,070          55,427
   Mark-to-market on realized and unrealized gain/(loss) on
      forward and foreign currency transactions                    (19,336)      3,273,730         707,445
   Increase in unrealized appreciation/(depreciation) and
      realized gain/(loss) on securities sold short               (431,692)       (867,171)       (210,288)
   Decrease in unrealized appreciation/(depreciation)
      and realized gain/(loss) on futures contracts               (971,347)     (1,048,114)     (1,039,499)
   Increase in realized gain/(loss) on written options               1,340              --              --
   Increase in realized gain (loss) of distributions from
      other investment companies                                   149,946          27,119          39,787
   Decrease in payable for interest and dividend expense on
      securities sold short                                        (21,336)       (231,111)       (134,204)
   Decrease in payable for investment advisor fee                       --         (29,278)        (10,706)
   Increase/Decrease in other accrued expenses                         273         (22,767)         21,590
                                                              ------------   -------------   -------------
Net cash and foreign currency used by operating activities    $  4,334,507   $ 100,519,240   $  52,759,771
                                                              ------------   -------------   -------------
CASH FLOWS USED BY FINANCING ACTIVITIES
   Proceeds from shares sold                                     3,070,884      28,502,035      13,224,458
   Proceeds from reinvestments of distributions                  1,195,241      12,025,873       3,234,581
   Payment of shares redeemed                                   (8,005,262)   (128,115,858)    (65,004,307)
   Distributions paid in cash                                   (1,196,171)    (12,490,667)     (3,275,192)
                                                              ------------   -------------   -------------
   Net cash flow provided by financing activities             $ (4,935,308)  $(100,078,617)  $ (51,820,460)
                                                              ------------   -------------   -------------
   Net increase in cash and foreign currency                  $   (600,801)  $     440,623   $     939,311
CASH AND FOREIGN CURRENCY
                                                              ------------   -------------   -------------
   Beginning of the period                                         606,780          30,059        (285,106)
   End of the period                                          $      5,979   $     470,682   $     654,205
                                                              ============   =============   =============

----------
(a)  Includes realized gain/(loss) on swaps.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

YieldQuest Funds Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on May 9, 2005 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one series and classes. These notes to financial statements relate to the three portfolios of the Trust (individually referred to as "Fund", or collectively as the "Funds") which are presented herein:

PORTFOLIO NAME                          DIVERSIFICATION   INVESTMENT OBJECTIVE
--------------                          ---------------   --------------------
YieldQuest Core Equity Fund (1)         diversified       Long-term capital appreciation and, secondarily,
("Core Equity Fund")                                      income

YieldQuest Total Return Bond Fund (1)   diversified       Total return, comprised of both income and
("Total Return Bond Fund")                                capital appreciation

YieldQuest Tax-Exempt Bond Fund (1)     diversified       Maximize current tax-exempt income
("Tax-Exempt Bond Fund")

(1)  Commenced operations on November 1, 2005.

The Core Equity Fund, Total Return Bond Fund and Tax-Exempt Bond Fund each offer two classes of shares: Institutional Class Shares and Investor Class Shares. Each class of shares has identical rights and privileges except with respect to distribution and administrative service fees. The Investor Class Shares commenced operations on February 28, 2008.

The Low Duration Bond Fund and Low Duration Tax-Exempt Bond Fund closed on July 14, 2009.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are designed to be in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the period. Actual results could differ from these estimates.

SECURITY VALUATION - Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, based on the quotes obtained from a quotation reporting system, established market makers, or pricing services. NASDAQ traded securities are valued at the NASDAQ Official Closing Price. Certain securities or investments for which daily market quotations are not readily available may be valued by YieldQuest Advisors, LLC (the "Advisor"), pursuant to guidelines established by the Board of Trustees of the Trust (the "Board"). Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures contracts and options on futures contracts are valued at the settlement price determined by the applicable exchange. Securities for which market quotes are not readily available are valued at a fair value as determined in good faith by the Advisor. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at a fair value as determined in good faith by the Advisor, according to procedures approved by the Board. Fair value pricing may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE close. Fair value pricing requires subjective determinations about the value of a security. The Valuation Committee of the Board acts as a liaison between the full Board and the Advisor, with respect to the fair value pricing of securities held in the Funds' portfolios. The Valuation Committee is responsible for reviewing and approving the Advisor's pricing methodology for any security that is fair value priced.

As a general principle, a "fair value" of a security is an amount that a Fund might reasonably expect to realize upon its current sale. There is no single standard for determining a fair value of a security. Rather, in determining a fair value of a security, the Advisor may take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine a fair value of the security; (iv) the recommendation of the Portfolio Manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which a fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor, and (vii) the liquidity or illiquidity of the market for the security.

FAIR VALUE MEASUREMENTS - The inputs and valuations techniques used to measure fair value of the Funds' net assets are summarized into three levels as described in the hierarchy below:

     -    Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

     -    Level 2 - Observable inputs other than quoted prices included in level
                    1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

     -    Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodologies used for valuing the Funds' holdings are not necessarily an indication of the risks associated with investing in those holdings. For example, money market holdings are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2. Foreign holdings that are fair valued with the assistance of a statistical research service, are reflected as Level 2.

The following is a summary of the Funds' holdings as of October 31, 2009, as categorized under the three-tier hierarchy of inputs:

                                                                        LEVEL 2       LEVEL 3
                                                           LEVEL1     SIGNIFICANT    SIGNIFICANT
                                                           QUOTED      OBSERVABLE   UNOBSERVABLE
FUNDS                                        TOTAL         PRICE         INPUT          INPUT
-----                                    ------------   -----------   -----------   ------------
CORE EQUITY
   Investments in Securities*            $  5,291,577   $ 5,291,577   $        --        $--
   Other Financial Instruments**               25,364        22,913         2,451         --
                                         ------------   -----------   -----------        ---
      Total Assets                          5,316,941     5,314,490         2,451         --
                                         ============   ===========   ===========        ===
   Securities Sold Short                   (1,092,704)   (1,092,704)           --         --
   Other Financial Instruments**              (72,127)      (68,875)       (3,252)        --
                                         ------------   -----------   -----------        ---
      Total Liabilities                    (1,164,831)   (1,161,579)       (3,252)        --
                                         ============   ===========   ===========        ===
         TOTAL                           $  4,152,110   $ 4,152,911        $(801)        $--
                                         ============   ===========   ===========        ===
TOTAL RETURN BOND
   Corporate Bonds                       $ 24,609,503   $        --   $24,609,503        $--
   Collateralized Mortgage Obligations         23,316            --        23,316         --
   U.S. Government & Agency                   314,016            --       314,016         --
   Foreign Bonds                            5,351,260            --     5,351,260         --
   Municipal Bonds                          5,208,089            --     5,208,089         --
   Taxable Municipal Bonds                  4,007,557            --     4,007,557         --
   Preferred Stocks*                        6,264,657     6,264,657            --         --

                                                                         LEVEL2        LEVEL 3
                                                          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                                           QUOTED      OBSERVABLE   UNOBSERVABLE
FUNDS                                        TOTAL         PRICE         INPUT          INPUT
-----                                    ------------   -----------   -----------   ------------
TOTAL RETURN BOND (CONTINUED)
   Exchange Traded/Closed-End Funds*     $ 58,214,048   $58,214,048   $        --         --
   Purchased Options                          510,057       510,057            --         --
   Short-Term Investment                    2,371,159     2,371,159            --         --
   Other Financial Instruments**              123,687        60,885        62,802         --
                                         ------------   -----------   -----------        ---
      Total Assets                        106,997,349    67,420,806   $39,576,543         --
                                         ============   ===========   ===========        ===
   Securities Sold Short                  (12,250,570)   (7,234,550)   (5,016,020)        --
   Other Financial Instruments**             (574,485)     (249,755)     (324,730)        --
                                         ------------   -----------   -----------        ---
      Total Liabilities                   (12,825,055)   (7,484,305)   (5,340,750)        --
                                         ============   ===========   ===========        ===
         TOTAL                           $ 94,172,294   $59,936,501   $34,235,793        $--
                                         ============   ===========   ===========        ===
TAX-EXEMPT BOND FUND
   Common Stocks*                        $      1,150   $     1,150   $        --        $--
   Corporate Bonds                            195,800            --       195,800         --
   Municipal Bonds                         32,606,958            --    32,606,958         --
   Foreign Bonds                              171,877            --       171,877         --
   Exchange Traded/Closed-End Funds*       22,680,826    22,680,826            --         --
   Preferred Stocks*                          781,010       781,010            --         --
   Purchased Options                          265,160       265,160            --         --
   Short-Term Investment                       34,252        34,252            --         --
   Other Financial Instruments**               37,908        30,866         7,042         --
                                         ------------   -----------   -----------        ---
      Total Assets                         56,774,941    23,793,264    32,981,677         --
                                         ============   ===========   ===========        ===
   Securities Sold Short                  (10,743,324)   (1,978,899)   (8,764,425)        --
   Other Financial Instruments**             (167,199)     (163,852)       (3,347)        --
                                         ------------   -----------   -----------        ---
      Total Liabilities                   (10,910,523)   (2,142,751)   (8,767,772)        --
                                         ============   ===========   ===========        ===
         TOTAL                           $ 45,864,418   $21,650,513   $24,213,905        $--
                                         ============   ===========   ===========        ===

*    See Schedule of Investments for industry and security type breakout.

** Other financial instruments include derivative instruments such as futures and forwards that are not reflected in the Schedule of Investments. Futures and forwards are valued at the unrealized appreciation/depreciation on the instrument.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund has adopted Disclosures about Derivative Instruments and Hedging Activities. The following is a table summarizing the fair value of derivatives held at October 31, 2009 by primary risk exposure:

The following is a summary of the location of derivatives on the Fund's Statements of Assets and Liabilities as of October 31, 2009:

                                       LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
                             ------------------------------------------------------------------------
DERIVATIVE TYPE                       ASSET DERIVATIVES                   LIABILITY DERIVATIVES
---------------              -----------------------------------   ----------------------------------
Equity contracts             Investments in securities, at value   Payable: Variation margin
Interest rate contracts      Investments in securities, at value   Payable: Variation margin
Foreign exchange contracts   Unrealized gain on forward foreign    Payable: Variation margin
                                exchange contracts                 Unrealized loss on forward foreign
                                                                      exchange contracts
Other contracts                                                    Payable: Variation margin

The following is a summary of the Fund's derivative instrument holdings categorized by primary risk exposure as of October 31, 2009:

                                         ASSET DERIVATIVE INVESTMENTS VALUE
                    ----------------------------------------------------------------------------
                                                    INTEREST                FOREIGN
                     TOTAL VALUE AT      EQUITY       RATE       CREDIT     EXCHANGE     OTHER
FUND                OCTOBER 31, 2009   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS
----                ----------------   ---------   ---------   ---------   ---------   ---------
Core Equity             $ 45,377        $40,848*   $     --       $--       $ 2,451     $2,078*
Total Return Bond        633,744        414,287*    156,655*       --        62,802         --
Tax-Exempt Bond          303,068        212,660      76,623*       --         7,042      6,743*
                        --------       --------    --------       ---       -------     ------
Total                   $982,189       $667,795    $233,278       $--       $72,295     $8,821
                        ========       ========    ========       ===       =======     ======

                                       LIABILITY DERIVATIVE INVESTMENTS VALUE
                    ----------------------------------------------------------------------------
                                                    INTEREST                FOREIGN
                     TOTAL VALUE AT      EQUITY       RATE       CREDIT     EXCHANGE     OTHER
FUND                OCTOBER 31, 2009   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS
----                ----------------   ---------   ---------   ---------   ---------   ---------
Core Equity            $ (72,127)      $(66,629)*  $      --      $--      $  (5,498)* $    --
Total Return Bond       (574,485)            --     (208,195)*     --       (359,492)*  (6,798)*
Tax-Exempt Bond         (167,199)            --     (157,344)*     --         (9,855)*      --
                       ---------       --------    ---------      ---      ---------   -------
Total                  $(813,811)      $(66,629)   $(365,539)     $--      $(374,845)  $(6,798)
                       =========       ========    =========      ===      =========   =======

* Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments/footnotes. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The following is a summary of the location of derivative investments on the Funds' Statements of Operations as of October 31, 2009:

DERIVATIVE TYPE                        LOCATION OF GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------              -------------------------------------------------------------------------------
Equity contracts             Net realized gain (loss) on Security transactions
                             Net realized gain (loss) on Futures contracts
                             Net realized gain (loss) on Written option transactions
                             Change in net unrealized appreciation (depreciation) on Security transactions
                             Change in net unrealized appreciation (depreciation) on Futures contracts
Interest rate contracts      Net realized gain (loss) on Security transactions
                             Net realized gain (loss) on Futures contracts
                             Change in net unrealized appreciation (depreciation) on Futures contracts
Credit contracts             Net realized gain (loss) on Swap agreements
                             Change in net unrealized appreciation (depreciation) on Swap agreements
Foreign exchange contracts   Net realized gain (loss) of Futures contracts
                             Net realized gain (loss) on Forward and foreign currency transactions
                             Change in net unrealized appreciation (depreciation) of  Futures contracts
                             Change in net unrealized appreciation (depreciation) Forward currency contracts
Other contracts              Net realized gain (loss) of Futures contracts
                             Change in net unrealized appreciation (depreciation) of Futures contracts

The following is a summary of the Funds' realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2009:

                                      REALIZED GAIN (LOSS) ON DERIVATIVE INVESTMENTS
                                        RECOGNIZED IN THE STATEMENTS OF OPERATIONS
                    ---------------------------------------------------------------------------------
                                                    INTEREST                     FOREIGN
                                      EQUITY         RATE          CREDIT       EXCHANGE      OTHER
FUNDS                   TOTAL        CONTRACTS     CONTRACTS      CONTRACTS     CONTRACTS   CONTRACTS
-----               ------------   ------------   -----------   ------------   ----------   ---------
Core Equity         $ (1,665,379)  $ (1,614,190)  $        --   $    (80,582)  $   19,039   $  10,354
Total Return Bond    (32,806,383)   (19,659,750)   (1,407,527)   (14,967,797)   3,493,581    (264,890)
Tax-Exempt Bond      (10,378,144)    (7,667,702)   (1,125,509)    (2,198,106)     969,410    (356,237)
                    ------------   ------------   -----------   ------------   ----------   ---------
Total               $(44,849,906)  $(28,941,642)  $(2,533,036)  $(17,246,485)  $4,482,030   $(610,773)
                    ============   ============   ===========   ============   ==========   =========

                              CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE
                                  INVESTMENTS RECOGNIZED IN THE STATEMENTS OF OPERATIONS
                    ---------------------------------------------------------------------------------
                                                    INTEREST                     FOREIGN
                                      EQUITY         RATE          CREDIT       EXCHANGE      OTHER
FUNDS                   TOTAL        CONTRACTS     CONTRACTS      CONTRACTS     CONTRACTS   CONTRACTS
-----               ------------   ------------   -----------   ------------   ----------   ---------
Core Equity         $  (453,546)   $  (490,136)   $        --   $     49,042   $  (14,530)  $   2,078
Total Return Bond    (1,167,512)      (586,175)    (1,046,253)     1,244,533     (724,428)    (55,189)
Tax-Exempt Bond      (1,184,461)      (338,960)    (1,227,223)       388,636      (13,657)      6,743
                    ------------   ------------   -----------   ------------   ----------   ---------
Total               $(2,805,519)   $(1,415,271)   $(2,273,476)  $  1,682,211   $ (752,615)  $ (46,368)
                    ============   ============   ===========   ============   ==========   =========

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded no later than one business day after trade date throughout the period. For financial reporting purposes, investment transactions are recorded on trade dates on the last business day of the reporting period. In determining net realized gain or loss from the sale of securities, the cost of securities sold is determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

EXPENSES - Expenses of the Trust which can be directly attributed to a Fund are charged to that Fund. Expenses which are not attributed to a specific Fund are allocated among the Funds in proportion to each Fund's relative net assets or other manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

FEDERAL INCOME TAXES - It is the Trust's policy to comply with Subchapter M provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and any realized capital gains to its shareholders. Accordingly, no federal income tax provision is required. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years October 31, 2006 - 2009), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

DIVIDENDS AND DISTRIBUTIONS - The Core Equity Fund will pay dividends from net investment income, if any, on an annual basis and will declare and pay distributions from net realized capital gains, if any, at least annually. The Total Return Bond Fund and Tax-Exempt Bond Fund will pay dividends from net investment income on a monthly basis and will declare and pay distributions from net realized capital gains, if any, at least annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclassification of market discounts, net operating loss, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. For federal income tax purposes, the Funds treat as ordinary income the effect of changes in foreign exchange rates on payables and receivables arising from trade-date and settlement-date differences.

FOREIGN CURRENCY CONTRACTS - The Funds are subject to foreign exchange risk in the normal course of pursuing its investment objective. The Funds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of the forward contracts are recorded as unrealized gains or losses by the Funds. The gains or losses realized upon the closing of such contracts are included in the Statement of Operations. The use of forward currency contracts by a Fund involves risks including the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of the foreign currency relative to the U.S. dollar. For open contracts, see the Schedule of Investments, which is also indicative of the activity for the year ended October 31, 2009. The market value of securities segregated for foreign currency contracts at October 31, 2009 is as follows:

Total Return Bond Fund   $555,038
Tax-Exempt Bond Fund      111,774

FUTURES CONTRACTS - Each Fund is subject to equity, interest, foreign exchange and other risk exposure in the normal course of pursuing its investment objectives. Each Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, a Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects a Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects a Fund to unlimited risk of loss. For open futures contracts, see the Schedule of Investments, which is also indicative of the activity for the year ended October 31, 2009. Cash segregated for futures is shown in the Statement of Assets and Liabilities as cash held as collateral. The market value of securities segregated for futures at October 31, 2009 is as follows:

Core Equity Fund         $   171,912
Total Return Bond Fund    14,920,952
Tax-Exempt Bond Fund      10,363,169

OPTION CONTRACTS - The Funds are subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Funds may write or purchase option contracts. These transactions are used to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation). The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund contracts with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the applicable Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the financial statements.

For open purchased options, see the Schedule of Investments, which is also indicative of the activity for the year ended October 31, 2009.

The number of option contracts written and the premiums received during the year ended October 31, 2009, were as follows:

                                     YieldQuest
                                  Core Equity Fund
                                --------------------
                                Number of   Premiums
                                Contracts   Received
                                ---------   --------
Options outstanding,
   beginning of period              --       $   --
Options written during period       40        1,340
Options closed during period       (40)      (1,340)
                                   ---       ------
Options outstanding,
   end of period                    --       $   --
                                   ===       ======

SWAP AGREEMENTS - Each Fund may enter into swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The value of swap agreements are equal to the Fund's obligation (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the position held by each party to the agreements. A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to that Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on that Fund's books and records.

Each Fund may enter into credit default swaps ("CDS"), bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a default debt obligation. The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the notional amount of the swap agreement had been closed/sold as of the period end. CDS are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as "unrealized gain or loss on credit default swap agreements". Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments. In addition to being exposed to the credit risk of the underlying reference entity, CDS are subject to counterparty risk, market risk and interest rate risk. CDS utilized by the Funds may not perform as expected or in a manner similar to the high-yield bond markets. A Fund will enter into CDS only with counterparties that the Advisor reasonably believes are capable of performing under the CDS. The Funds did not hold any swap agreements as of October 31, 2009.

SHORT SALES - Each Fund may make short sales as part of its overall portfolio management strategy or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. Cash segregated for short sales is shown in the Statement of Assets and Liabilities as cash held as collateral. The market value of securities segregated for short sales at October 31, 2009 is as follows:

Core Equity Fund         $ 2,617,344
Total Return Bond Fund    35,946,533
Tax-Exempt Bond Fund      21,725,980

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement with the Advisor on behalf of each Fund. The Advisor has overall supervisory responsibility for the general management and investment of each Fund and its securities portfolio, subject to the authority of the Board. The following table sets forth the annual investment advisory fee rates payable by each Fund to the Advisor pursuant to the investment advisory agreement, expressed as a percentage of the Fund's average daily net assets, along with the investment advisory fees earned during the year ended October 31, 2009.

                         Investment    Investment     Investment
                          Advisory      Advisory       Advisory
                          Fee Rate    Fees Earned*   Fees Paid**
                         ----------   ------------   -----------
Core Equity Fund            0.99%       $ 64,959       $     --
Total Return Bond Fund      0.59%        784,054        275,639
Tax-Exempt Bond Fund        0.59%        378,192         61,498

* These figures represent the investment advisory fees accrued, excluding the effects of any fee waivers/ reimbursements.

**   Net of fees waived/expenses of the Funds reimbursed by the Advisor.

The Advisor has contractually agreed to waive its investment advisory fees and/or make payments to limit certain Fund operating expenses, other than brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short, if any), 12b-1 expenses, administration expense, taxes, indirect expenses of investing in other investment companies and extraordinary or non-recurring expenses, to the amount described below under "Expense Limitation", until February 28, 2010. The expense limitations, expressed as a percentage of each Fund's average daily net assets, along with the actual investment advisory fee waivers and expense reimbursements for the year ended October 31, 2009, are disclosed in the following table:

                                        Investment
                                       Advisory Fee
                           Expense        Waivers/
                         Limitation   Reimbursements
                         ----------   --------------
Core Equity Fund
   Institutional Class      1.19%        $129,793
   Investor Class           1.19%          13,864
Total Return Bond Fund
   Institutional Class      0.79%         475,500
   Investor Class           0.79%          32,915
Tax-Exempt Bond Fund
   Institutional Class      0.79%         313,150
   Investor Class           0.79%           3,544

Each waiver or reimbursement by the Advisor is subject to repayment by a Fund within three fiscal years following the fiscal year in which that particular expense was incurred; provided that the Fund is able to make repayment without exceeding its expense limitation in effect at the time of the waiver or reimbursement.

The cumulative waiver and reimbursement amounts, if any, as of October 31, 2009 that are subject to repayment for each Fund are as follows:

                         Expiration   Expiration   Expiration   Total Available
                         10/31/2010   10/31/2011   10/31/2012    for Repayment
                         ----------   ----------   ----------   ---------------
Core Equity Fund          $120,628     $ 68,701     $143,657       $332,986
Total Return Bond Fund          --      109,585      508,415        618,000
Tax-Exempt Bond Fund            --      157,375      316,694        474,069

Under the Distribution and Shareholder Services Plan, adopted by the Board of Trustees pursuant to Rule 12b-1 under the Act, each Fund will pay YieldQuest Securities, LLC (the "Distributor") an annual distribution fee of 0.25% of the average daily net assets of Investor Class Shares of such Fund as compensation for the promotion and distribution of Investor Class Shares. These fees may be used by the Distributor to pay broker-dealers, investment advisors, banks, trust companies, retirement plan administrators and other services providers which provide distribution services and shareholder and administrative support. The Funds have adopted an Administration Plan with respect to Investor Class shares, pursuant to which each Fund pays an annual fee equal to 0.10% of the average daily net assets of each Fund's Investor Class to the Distributor to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Distributor. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into agreements with the Distributor or the Trust. For the year ended October 31, 2009, the Distributor received $24,885 in distribution fees and $9,954 in administrative service fees paid by the Investor Class of the Funds, of which 100% of the fees were re-allowed to broker-dealers.

Subject to policies established by the Board, the Advisor is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. The Advisor typically executes each Fund's portfolio transactions through its affiliated broker-dealer, YieldQuest Securities, LLC, on an agency basis; while principal trades on behalf of the Funds are executed solely through independent broker-dealers. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker-dealer, clearance procedures, wire service quotations, statistical information, market and economic analysis provided by the broker or dealer to the Funds and the Advisor. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Advisor (such as YieldQuest Securities, LLC) are prohibited from dealing with the Funds as a principal in the purchase and sale of securities. Therefore, YieldQuest Securities, LLC will not serve as dealer in connection with the Fund's over-the-counter transactions. However, YieldQuest Securities, LLC may serve as broker in the Funds' over-the-counter transactions conducted on an agency basis and may receive brokerage commissions in connection with such transactions. Such transactions will be executed on a fully disclosed basis through its clearing firm. For the year ended October 31, 2009, YieldQuest Securities, LLC had received brokerage commissions of $102,414, $1,785,499 and $593,423, respectively, for the Core Equity Fund, Total Return Bond Fund and Tax-Exempt Bond Fund. The total value of transactions generating brokerage commissions were $55,077,974, $935,442,105 and $326,779,989, respectively, for the Core Equity Fund, Total Return Bond Fund and Tax-Exempt Bond Fund.

Jay K. Chitnis, Chairman and President of the Trust, and the other officers of the Trust are also officers of the Advisor and the Distributor. The Trust does not compensate its officers or interested Trustees who are affiliated with the Advisor or Distributor. The Trust pays each non-interested Trustee an annual retainer of $19,000 and reimburses for out-of-pocket expenses.

Effective September 8, 2008, pursuant to an Administration and Accounting Service Agreement (the "Administration Agreement"), PNC Global Investment Servicing (U.S.) Inc. ("PNC") provides administration and accounting services to the Funds. Under the Administration Agreement, the Funds pay PNC a monthly fee for their services. Pursuant to a Transfer Agency Services Agreement, PNC also provides transfer agency services to the Funds.

CONTINGENCIES AND COMMITMENTS - In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of investment purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition), for the year ended October 31, 2009 were as follows:

                         U.S. Government Securities         Other Securities
                         --------------------------   ---------------------------
                           Purchases       Sales        Purchases        Sales
                         ------------   -----------   ------------   ------------
Core Equity Fund          $        --   $        --   $ 23,880,808   $ 29,773,668
Total Return Bond Fund     13,082,108    22,267,830    453,737,222    579,511,170
Tax-Exempt Bond Fund               --            --    135,500,347    205,707,769

* The cost of purchases excludes securities received from the Fund Reorganization (Note 6).

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax components of dividends paid during the year ended October 31, 2009 and period ended October 31, 2008 were as follows:

                           Ordinary    Tax-Exempt     Long-Term     Return of
                            Income       Income     Capital Gains    Capital       Total
                         -----------   ----------   -------------   ---------   -----------
Core Equity Fund
   2009                  $ 1,196,171   $       --        $--           $--      $ 1,196,171
   2008                      679,745           --         --            --          679,745
Total Return Bond Fund
   2009                   12,490,667           --         --            --       12,490,667
   2008                   19,074,509           --         --            --       19,074,509
Tax-Exempt Bond Fund
   2009                      400,174    2,875,018         --            --        3,275,192
   2008                    1,543,509    5,113,465         --            --        6,656,974

As of October 31, 2009 (the Fund's latest tax year end), the components of distributable earnings on a tax basis were as follows:

                         Capital Loss   Undistributed   Undistributed     Unrealized        Other
                             Carry         Ordinary       Tax-Exempt     Appreciation    Accumulated
                           Forwards         Income          Income      (Depreciation)   Differences       Total
                         ------------   -------------   -------------   --------------   -----------   ------------
Core Equity Fund         $(15,697,550)    $     --         $    --       $   740,097       $ 25,066    $(14,932,387)
Total Return Bond Fund    (95,364,411)     136,954              --        (3,449,999)       (67,854)    (98,745,310)
Tax-Exempt Bond Fund      (37,097,437)          --          34,521         1,562,027         41,562     (35,459,327)

The difference between book basis unrealized appreciation and depreciation is attributable primarily to tax deferral of losses on wash sales and on investments in Passive Foreign Investment Companies, futures, options and forward currency contracts.

Permanent book and tax differences resulted in reclassifications for the period ended October 31, 2009 as follows:

                                            Increase
                                           (Decrease)          Increase
                           Increase       Undistributed       (Decrease)
                          (Decrease)     Net Investment     Accumulated Net
                       Paid in Capital    Income (Loss)   Realized Gain (Loss)
                       ---------------   --------------   --------------------
Core Equity Fund         $     (706)       $      115        $       591
Total Return Fund         2,665,321         1,211,050         (3,876,371)
Tax-Exempt Bond Fund         63,241           150,881           (214,122)

These reclassifications, related to the differing treatment of short term capital gains, dividends on short sales, foreign forward currency gains, swap gains and losses and partnerships activity have no effect on net assets and net asset value per share.

At October 31, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                         Net Tax
                                          Tax              Tax          Unrealized
                                      Unrealized       Unrealized      Appreciation
                         Tax Cost     Appreciation   (Depreciation)   (Depreciation)
                       ------------   ------------   --------------   --------------
Core Equity Fund       $  4,814,976    $  761,216     $   (284,615)    $   476,601
Total Return Fund       109,343,944     8,544,088      (11,014,370)     (2,470,282)
Tax-Exempt Bond Fund     54,747,594     3,574,622       (1,585,183)      1,989,439

At October 31, 2009, the following Funds had net capital loss carryforwards for federal income tax purposes, which will expire in the following years:

                           2014         2015          2016          2017
                         --------   -----------   -----------   -----------
Core Equity Fund         $ 82,732   $        --   $11,895,697   $ 3,719,121
Total Return Bond Fund    200,854    14,598,251    22,710,383*   57,854,923
Tax-Exempt Bond Fund      303,684     4,248,042    12,628,904    19,916,807

* Capital loss carryforward amount of $2,157,045 was inherited from YieldQuest Flexible Income Fund (see Note 6) and may be subject to IRS limitations in a given year.

NOTE 6. FUND REORGANIZATION

The Board of Trustees of the Trust approved a plan of reorganization pursuant to which the assets and identified liabilities of the YieldQuest Flexible Income Fund were transferred into the YieldQuest Total Return Bond Fund (shown below) in exchange for newly issued Institutional and Investor shares as noted below. The reorganization was a tax-free event and took place on July 15, 2009.

The following information relates to the Funds immediately prior and immediately after the consummation of the reorganization:

                                         Institutional   Institutional   Investor    Investor
      Acquired            Acquiring          Shares        Net Asset      Shares    Net Asset
        Fund                Fund             Issued          Value        Issued      Value
      --------        ----------------   -------------   -------------   --------   ---------
YieldQuest Flexible   YieldQuest Total
   Income Fund        Return Bond Fund       870,252         $7.04        46,359      $7.05

The conversion ratios for each Share class issued in the reorganization were as follows:

     ACQUIRED             ACQUIRING      INSTITUTIONAL   INVESTOR
       FUND                  FUND             CLASS        CLASS
     --------         ----------------   -------------   --------
YieldQuest Flexible   YieldQuest Total
   Income Fund        Return Bond Fund      0.6625        0.6626

The following information relates to the Merging and the corresponding Fund immediately prior and immediately after the consummation of the reorganization:

                                                                              SHARES     UNREALIZED
                          FUND                               NET ASSETS    OUTSTANDING    APP/(DEP)
                          ----                              ------------   -----------   ----------
YieldQuest Flexible Income Fund (before reorganization)     $  6,455,293     1,383,538   $(843,046)
YieldQuest Total Return Bond Fund (before reorganization)    113,810,729    16,160,421         N/A
YieldQuest Total Return Bond Fund (after reorganization)     120,266,022    17,077,032         N/A

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through December 22, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS

THE TABLE SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE ENTIRE PERIOD.

                                                               YIELDQUEST CORE EQUITY FUND
                                                  ----------------------------------------------------
                                                                   INSTITUTIONAL CLASS
                                                  ----------------------------------------------------
                                                     YEAR         YEAR         YEAR           YEAR
                                                     ENDED        ENDED        ENDED         ENDED
                                                  10/31/2009   10/31/2008   10/31/2007   10/31/2006(a)
                                                  ----------   ----------   ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 6.39        $ 12.89     $ 11.36        $ 10.00
                                                  ------        -------     -------        -------
Change in net assets from operations:
   Net investment income                            0.14(b)        0.44        0.28           0.13
   Net realized and unrealized gains
      (losses) on investments (c)                  (0.66)(b)      (6.60)       1.41           1.29
                                                  ------        -------     -------        -------
   Total from investment operations                (0.52)         (6.16)       1.69           1.42
                                                  ------        -------     -------        -------
Distributions:
   Net investment income                           (0.61)         (0.34)      (0.16)         (0.06)
   Net realized capital gains from investments        --             --          --             --(d)
                                                  ------        -------     -------        -------
   Total Distributions                             (0.61)         (0.34)      (0.16)         (0.06)
                                                  ------        -------     -------        -------
Paid-in capital from redemption fees                  --             --          --(d)          --(d)
                                                  ------        -------     -------        -------
NET ASSET VALUE, END OF PERIOD                    $ 5.26        $  6.39     $ 12.89        $ 11.36
                                                  ======        =======     =======        =======
NET ASSETS, END OF PERIOD (000'S)                 $3,231        $12,763     $25,370        $18,782
TOTAL RETURN (e) (f)                               (6.34)%       (49.06)%     14.98%         14.24%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET ASSETS: (g)
   Before expense waivers/reimbursements            4.82%          2.88%       1.80%          2.85%
   After expense waivers/reimbursements             2.63%          2.58%       1.24%          1.19%
   After expense waivers/reimbursements
      excluding interest and dividend
      expense for securities sold short, if any     1.19%          1.19%       1.19%          1.19%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS: (g)
   Before expense waivers/reimbursements            0.87%          3.60%       1.90%         (0.29)%
   After expense waivers/reimbursements             3.06%          3.90%       2.46%          1.37%
Portfolio turnover rate (f) (h)                      338%           499%        568%           455%

----------
(a)  Commenced operations on November 1, 2005.

(b) Per share data was calculated using weighted average shares outstanding method for the period.

(c)  Includes distributions of capital gains from underlying mutual funds.

(d)  Amount represents less than $0.01 per share.

(e) Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(f)  Not annualized for periods less than one year.

(g)  Annualized for periods less than one year.

(h) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS

THE TABLE SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE ENTIRE PERIOD.

                                                  YIELDQUEST CORE EQUITY FUND
                                                  ---------------------------
                                                         INVESTOR CLASS
                                                  ---------------------------
                                                     YEAR           PERIOD
                                                     ENDED          ENDED
                                                  10/31/2009    10/31/2008(a)
                                                  ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 6.38          $ 11.36
                                                  ------          -------
Change in net assets from operations:
   Net investment income                            0.13(b)          0.09
   Net realized and unrealized gains
      (losses) on investments (c)                  (0.68)(b)        (5.07)
                                                  ------          -------
   Total from investment operations                (0.55)           (4.98)
                                                  ------          -------
Distributions:
   Net investment income                           (0.60)              --
                                                  ------          -------
   Total Distributions                             (0.60)              --
                                                  ------          -------
NET ASSET VALUE, END OF PERIOD                    $ 5.23          $  6.38
                                                  ======          =======
NET ASSETS, END OF PERIOD (000'S)                 $1,424          $   120
TOTAL RETURN (d) (e)                               (6.82)%         (43.84)%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET ASSETS: (f)
   Before expense waivers/reimbursements            5.17%            2.92%
   After expense waivers/reimbursements             2.98%            2.56%
   After expense waivers/reimbursements
      excluding interest and dividend
      expense for securities sold short, if any     1.54%            1.54%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS: (f)
   Before expense waivers/reimbursements            0.52%            2.89%
   After expense waivers/reimbursements             2.71%            3.25%
Portfolio turnover rate (e) (g)                      338%             499%

----------
(a)  Commenced operations on February 28, 2008.

(b) Per share data was calculated using weighted average shares outstanding method for the period.

(c)  Includes distributions of capital gains from underlying mutual funds.

(d) Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(e)  Not annualized for periods less than one year.

(f)  Annualized for periods less than one year.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

THE TABLE SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE ENTIRE PERIOD.

                                                            YIELDQUEST TOTAL RETURN BOND FUND
                                                  ----------------------------------------------------
                                                                   INSTITUTIONAL CLASS
                                                  ----------------------------------------------------
                                                     YEAR         YEAR         YEAR           YEAR
                                                     ENDED        ENDED        ENDED         ENDED
                                                  10/31/2009   10/31/2008   10/31/2007   10/31/2006(a)
                                                  ----------   ----------   ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  7.60      $   9.93     $  10.51      $  10.00
                                                  -------      --------     --------      --------
Change in net assets from operations:
   Net investment income                             0.53(b)       0.63         0.54          0.41
   Net realized and unrealized gains
      (losses) on investments (c)                   (0.08)(b)     (2.29)       (0.62)         0.51
                                                  -------      --------     --------      --------
   Total from investment operations                  0.45         (1.66)       (0.08)         0.92
                                                  -------      --------     --------      --------
Distributions:
   Net investment income                            (0.62)        (0.67)       (0.50)        (0.41)
   Net realized capital gains from investments         --            --           --            --(d)
                                                  -------      --------     --------      --------
   Total Distributions                              (0.62)        (0.67)       (0.50)        (0.41)
                                                  -------      --------     --------      --------
Paid-in capital from redemption fees                   --            --           --(d)         --(d)
                                                  -------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD                    $  7.43      $   7.60     $   9.93      $  10.51
                                                  =======      ========     ========      ========
NET ASSETS, END OF PERIOD (000'S)                 $94,618      $186,944     $328,496      $138,239
TOTAL RETURN (e) (f)                                 7.00%       (17.66)%      (0.86)%        9.31%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET ASSETS: (g)
   Before expense waivers/reimbursements             1.78%         1.44%        0.83%         0.94%
   After expense waivers/reimbursements              1.40%         1.40%        0.83%         0.79%
   After expense waivers/reimbursements
      excluding interest and dividend
      expense for securities sold short, if any      0.79%         0.80%(h)     0.79%         0.79%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS: (g)
   Before expense waivers/reimbursements             7.19%         6.75%        5.53%         4.70%
   After expense waivers/reimbursements              7.57%         6.79%        5.53%         4.85%
Portfolio turnover rate (f) (i)                       331%          165%         220%          137%

----------
(a)  Commenced operations on November 1, 2005.

(b) Per share data was calculated using weighted average shares outstanding method for the period.

(c)  Includes distributions of capital gains from underlying mutual funds.

(d)  Amount represents less than $0.01 per share.

(e) Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(f)  Not annualized for periods less than one year.

(g)  Annualized for periods less than one year.

(h) Includes excise tax expense of 0.01% for the year end October 31, 2008, which is not included in the contractual expense limitation.

(i) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

THE TABLE SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE ENTIRE PERIOD.

                                                   YIELDQUEST TOTAL RETURN
                                                          BOND FUND
                                                  --------------------------
                                                       INVESTOR CLASS
                                                  --------------------------
                                                     YEAR          PERIOD
                                                     ENDED         ENDED
                                                  10/31/2009   10/31/2008(a)
                                                  ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 7.60       $    9.72
                                                  ------       ---------
Change in net assets from operations:
   Net investment income                            0.50(b)         0.41
   Net realized and unrealized gains
      (losses) on investments (c)                  (0.08)(b)       (2.08)
                                                  ------       ---------
   Total from investment operations                 0.42           (1.67)
                                                  ------       ---------
Distributions:
   Net investment income                           (0.59)          (0.45)
                                                  ------       ---------
   Total Distributions                             (0.59)          (0.45)
                                                  ------       ---------
NET ASSET VALUE, END OF PERIOD                    $ 7.43       $    7.60
                                                  ======       =========
NET ASSETS, END OF PERIOD (000'S)                 $5,671       $   5,314
TOTAL RETURN (d) (e)                                6.62%         (17.76)%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET ASSETS: (f)
   Before expense waivers/reimbursements            2.13%           1.62%
   After expense waivers/reimbursements             1.75%           1.56%
   After expense waivers/reimbursements
      excluding interest and dividend
      expense for securities sold short, if any     1.14%           1.15%(g)
RATIOS OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS: (f)
   Before expense waivers/reimbursements            6.84%           6.78%
   After expense waivers/reimbursements             7.22%           6.84%
Portfolio turnover rate (e) (h)                      331%            165%

----------
(a)  Commenced operations on February 28, 2008.

(b) Per share data was calculated using weighted average shares outstanding method for the period.

(c)  Includes distributions of capital gains from underlying mutual funds.

(d) Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(e)  Not annualized for periods less than one year.

(f)  Annualized for periods less than one year.

(g) Includes excise tax expense of 0.01% for the year end October 31, 2008, which is not included in the contractual expense limitation.

(h) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

THE TABLE SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE ENTIRE PERIOD.

                                                             YIELDQUEST TAX-EXEMPT BOND FUND
                                                  ----------------------------------------------------
                                                                   INSTITUTIONAL CLASS
                                                  ----------------------------------------------------
                                                     YEAR         YEAR         YEAR           YEAR
                                                     ENDED        ENDED        ENDED         ENDED
                                                  10/31/2009   10/31/2008   10/31/2007   10/31/2006(a)
                                                  ----------   ----------   ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  8.50      $  10.09     $  10.53       $ 10.00
                                                  -------      --------     --------       -------
Change in net assets from operations:
   Net investment income                             0.38(b)       0.42         0.40          0.31
   Net realized and unrealized gains
      (losses) on investments (c)                   (0.02)(b)     (1.58)       (0.44)         0.53
                                                  -------      --------     --------       -------
   Total from investment operations                  0.36         (1.16)       (0.04)         0.84
                                                  -------      --------     --------       -------
Distributions:
   Net investment income                            (0.42)        (0.43)       (0.40)        (0.31)
   Net realized capital gains from investments         --            --           --            --(d)
                                                  -------      --------     --------       -------
   Total Distributions                              (0.42)        (0.43)       (0.40)        (0.31)
                                                  -------      --------     --------       -------
Paid-in capital from redemption fees                   --            --           --(d)         --(d)
                                                  -------      --------     --------       -------
NET ASSET VALUE, END OF PERIOD                    $  8.44      $   8.50     $  10.09       $ 10.53
                                                  =======      ========     ========       =======
NET ASSETS, END OF PERIOD (000'S)                 $49,671      $103,196     $191,007       $86,199
TOTAL RETURN (e) (f)                                 4.46%       (11.88)%      (0.46)%        8.51%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET ASSETS: (g)
   Before expense waivers/reimbursements             2.21%         1.70%        0.81%         1.09%
   After expense waivers/reimbursements              1.72%         1.60%        0.81%         0.79%
   After expense waivers/reimbursements
      excluding interest and dividend
      expense for securities sold short, if any      0.79%         0.79%        0.79%         0.79%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS: (g)
   Before expense waivers/reimbursements             4.03%         4.16%        3.91%         3.25%
   After expense waivers/reimbursements              4.52%         4.26%        3.91%         3.55%
Portfolio turnover rate (f) (h)                       184%          158%         152%           72%

----------
(a)  Commenced operations on November 1, 2005.

(b) Per share data was calculated using weighted average shares outstanding method for the period.

(c)  Includes distributions of capital gains from underlying mutual funds.

(d)  Amount represents less than $0.01 per share.

(e) Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(f)  Not annualized for periods less than one year.

(g)  Annualized for periods less than one year.

(h) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

THE TABLE SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE ENTIRE PERIOD.

                                                    YIELDQUEST TAX-EXEMPT
                                                          BOND FUND
                                                  --------------------------
                                                        INVESTOR CLASS
                                                  --------------------------
                                                     YEAR          PERIOD
                                                     ENDED         ENDED
                                                  10/31/2009   10/31/2008(a)
                                                  ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 8.52         $  9.85
                                                  ------         -------
Change in net assets from operations:
   Net investment income                            0.35(b)         0.26
   Net realized and unrealized gains
      (losses) on investments (c)                  (0.03)(b)       (1.33)
                                                  ------         -------
   Total from investment operations                 0.32           (1.07)
                                                  ------         -------
Distributions:
   Net investment income                           (0.39)          (0.26)
                                                  ------         -------
   Total Distributions                             (0.39)          (0.26)
                                                  ------         -------
NET ASSET VALUE, END OF PERIOD                    $ 8.45         $  8.52
                                                  ======         =======
NET ASSETS, END OF PERIOD (000'S)                 $  472         $   313
TOTAL RETURN (d) (e)                                3.98%         (11.04)%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET ASSETS: (f)
   Before expense waivers/reimbursements            2.56%           1.84%
   After expense waivers/reimbursements             2.07%           1.72%
   After expense waivers/reimbursements
      excluding interest and dividend
      expense for securities sold short, if any     1.14%           1.14%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS: (f)
   Before expense waivers/reimbursements            3.68%           4.05%
   After expense waivers/reimbursements             4.17%           4.17%
Portfolio turnover rate (e) (g)                      184%            158%

----------
(a)  Commenced operations on February 28, 2008.

(b) Per share data was calculated using weighted average shares outstanding method for the period.

(c)  Includes distributions of capital gains from underlying mutual funds.

(d) Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(e)  Not annualized for periods less than one year.

(f)  Annualized for periods less than one year.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
YIELDQUEST FUNDS TRUST
ATLANTA, GEORGIA

We have audited the accompanying statements of assets and liabilities of Core Equity Fund, Total Return Bond Fund and Tax-Exempt Bond Fund, each a series of shares of YieldQuest Funds Trust, (the "Funds"), including the schedules of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER LLP
PHILADELPHIA, PENNSYLVANIA
DECEMBER 22, 2009

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholders of the YieldQuest Funds pay ongoing expenses, such as advisory fees, ongoing operating expenses, and distribution and administration expenses with respect to Investor Class shares. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs in investing in other mutual funds. THIS EXAMPLE IS BASED ON AN INVESTMENT OF $1,000 INVESTED AT THE BEGINNING OF THE PERIOD AND HELD FOR THE ENTIRE PERIOD AS INDICATED BELOW.

ACTUAL EXPENSES: The first set of tables provides information about actual account values and actual expenses. The shareholder may use the information in this table, together with the amount invested, to estimate the expenses that you would have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid" to estimate the expenses paid on the account during the period.

                           BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                         ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD(a)   DURING PERIOD(a)
INSTITUTIONAL CLASS          5/1/09         10/31/09     5/1/09 - 10/31/09   5/1/09 - 10/31/09
-------------------      -------------   -------------   -----------------   -----------------
ACTUAL EXPENSES
Core Equity Fund           $1,000.00       $1,252.40          $10.73               1.89%
Total Return Bond Fund      1,000.00        1,148.00            9.04               1.67%
Tax-Exempt Bond Fund        1,000.00        1,037.90            9.50               1.85%

EXCLUDING INTEREST EXPENSE AND DIVIDENDS ON SHORT POSITIONS, YOUR ACTUAL COST OF INVESTMENT IN THE INSTITUTIONAL CLASS OF THE CORE EQUITY FUND, TOTAL RETURN BOND FUND AND TAX-EXEMPT BOND FUND WOULD BE $6.76, $4.28, AND $4.06, RESPECTIVELY.

(a) Expenses are equal to each Fund's annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Institutional Class annualized expense ratios of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would have been 1.19%, 0.79%, and 0.79%, respectively.

                           BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                         ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD(b)    DURING PERIOD(b)
INVESTOR CLASS               5/1/09         10/31/09     5/1/09 - 10/31/09   5/1/09 - 10/31/09
--------------           -------------   -------------   -----------------   -----------------
ACTUAL EXPENSES
Core Equity Fund           $1,000.00       $1,248.20           $12.69              2.24%
Total Return Bond Fund      1,000.00        1,145.80            10.93              2.02%
Tax-Exempt Bond Fund        1,000.00        1,036.00            11.29              2.20%

EXCLUDING INTEREST EXPENSE AND DIVIDENDS ON SHORT POSITIONS, YOUR ACTUAL COST OF INVESTMENT IN THE INVESTOR CLASS OF THE CORE EQUITY FUND, TOTAL RETURN BOND FUND, AND TAX-EXEMPT BOND FUND WOULD BE $8.73, $6.17, AND $5.85, RESPECTIVELY.

(b) Expenses are equal to each Fund's annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Investor Class annualized expense ratios of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would have been 1.54%, 1.14% and 1.14%, respectively.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second set of tables below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second set of tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                           BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                         ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD(a)    DURING PERIOD(a)
INSTITUTIONAL CLASS          5/1/09         10/31/09     5/1/09 - 10/31/09   5/1/09 - 10/31/09
-------------------      -------------   -------------   -----------------   -----------------
HYPOTHETICAL EXPENSES
Core Equity Fund           $1,000.00       $1,015.68           $9.60               1.89%
Total Return Bond Fund      1,000.00        1,016.79            8.49               1.67%
Tax-Exempt Bond Fund        1,000.00        1,015.88            9.40               1.85%

EXCLUDING INTEREST EXPENSE AND DIVIDENDS ON SHORT POSITIONS, YOUR ACTUAL COST OF INVESTMENT IN THE INSTITUTIONAL CLASS OF THE CORE EQUITY FUND, TOTAL RETURN BOND FUND, AND TAX-EXEMPT BOND FUND WOULD BE $6.06, $4.02, AND $4.02, RESPECTIVELY.

(a) Expenses are equal to each Fund's annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Institutional Class annualized expense ratios of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would have been 1.19%, 0.79%, and 0.79%, respectively.

                           BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                         ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD(b)    DURING PERIOD(b)
INVESTOR CLASS              5/1/09          10/31/09     5/1/09 - 10/31/09   5/1/09 - 10/31/09
--------------           -------------   -------------   -----------------   -----------------
HYPOTHETICAL EXPENSES
Core Equity Fund           $1,000.00       $1,013.91           $11.37              2.24%
Total Return Bond Fund      1,000.00        1,015.02            10.26              2.02%
Tax-Exempt Bond Fund        1,000.00        1,014.12            11.17              2.20%

EXCLUDING INTEREST EXPENSE AND DIVIDENDS ON SHORT POSITIONS, YOUR ACTUAL COST OF INVESTMENT IN THE INVESTOR CLASS OF THE CORE EQUITY FUND, TOTAL RETURN BOND FUND, AND TAX-EXEMPT BOND FUND WOULD BE $7.83, $5.80, AND $5.80, RESPECTIVELY.

(b) Expenses are equal to each Fund's annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Investor Class annualized expense ratios of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would have been 1.54%, 1.14%, and 1.14%, respectively.

ADDITIONAL INFORMATION (UNAUDITED)

NOTICE TO SHAREHOLDERS

The tax information set forth below for the fiscal period November 1, 2008 through October 31, 2009 is being provided to shareholders in compliance with Federal income tax law.

Each Fund designates 100%, or if subsequently different, of ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders; and 100%, or if subsequently different, of ordinary income dividends to qualify for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

For Federal income tax purposes, 88% of the income dividends paid by the Tax-Exempt Bond Fund qualify as exempt-interest dividends.

CONTROL OWNERSHIP

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval. As of the fiscal year end, the following persons were controlling persons or principal shareholders:

                        Core Equity   Total Return   Tax-Exempt
                            Fund        Bond Fund     Bond Fund
                        -----------   ------------   ----------
Charles Schwab
   & Co., Inc.              48%            50%           55%
Prudential Investment
   Management
   Services LLC              7%            --            --
TD Ameritrade, Inc.         14%            15%           16%
National Financial
   Services LLC             --             18%           20%
SEI Investments
   Distribution Co.         --             13%            7%
Raymond James
   Financial                26%            --            --

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

At an in person meeting held on June 4, 2009, the Board of Trustees of the YieldQuest Funds considered the renewal of the Investment Advisory Agreement dated August 12, 2005 ("Agreement") between the Funds and YieldQuest Advisors, LLC (the "Advisor"). The Trustees noted that no changes to the Agreement had been proposed. The Trustees also noted that the Advisor voluntarily had agreed to cap certain operating expenses of the Funds through February 28, 2010.

In considering the renewal of the Agreement, the Trustees considered and evaluated the following factors: (i) the investment performance of the Funds and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Funds; (iii) the cost of the services to be provided and the profits realized by the Advisor and its affiliates from their relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflect these economies of scale to the benefit of the Funds' shareholders. The Trustees reviewed each Fund's advisory fee compared to advisory fees paid by other mutual funds in the Fund's respective Morningstar category that have comparable investment objectives and that are of a similar size (each a "peer group"), as well as the effect of fee waivers and expense reimbursements by the Advisor. The Trustees also considered the aggregate brokerage commissions earned by YieldQuest Securities, LLC, the Funds' Distributor and an affiliate of the Advisor, in connection with executing portfolio securities transactions on behalf of the Funds.

In determining whether to renew the Advisory Agreement, the Trustees noted that the Funds' legal counsel had presented on their behalf a detailed request for information to the Advisor. The Trustees reviewed the responses and materials provided by the Advisor, including current financial statements for the Advisor and the Distributor, a profitability analysis of the Agreement, and the Advisor's Form ADV Part I and II and accompanying schedules. The Trustees reviewed Performance Reports for the Funds through June 3, 2009. The Trustees also reviewed the Adviser's analyses of each Fund's performance, advisory fee and total expense ratio compared to those of its respective peer group. The Trustees also reviewed a description of the Advisor's business and personnel, information about its policies and practices regarding best execution, trade allocation, and proxy voting, and assurances from the Advisor's CCO that the Advisor has adopted a comprehensive compliance program, including a Code of Ethics and proxy voting policy, reasonably designed to ensure that the Advisor complies with federal securities laws.

The Board gave careful consideration to the nature, extent and quality of the services provided by the Advisor. The Board reviewed the resources provided by the Advisor to each Fund, and considered the adequacy of such resources in light of the expected growth in the level of the Funds' assets, and whether the resources are sufficient to sustain positive performance, compliance and other needs. The Trustees noted that the Advisor has continued to make available experienced portfolio managers to assist Mr. Jay K. Chitnis, CFA in managing the Funds, which the Board perceived as a benefit to the Funds. The Board focused on the Advisor's experience and capabilities of its advisory, research and trading staff, as well as the quality of the reports and other materials provided by the Advisor to YieldQuest Select advisors. The Board recognized the Advisor's expertise in, and the time-intensive nature of, closed-end fund trading. The Board also noted that the Advisor expends considerable time and effort in providing market analyses and other information via webinars, telephone calls and e-mail alerts, and through the YieldQuest Portal, to YieldQuest Select advisors. The Board noted that it was satisfied with the quality of services provided by the Advisor, based on the personnel involved in servicing the Funds, as well as the materials and services provided by the Advisor.

The Board also considered each Fund's performance relative to other mutual funds in its respective peer group. The Board noted that while the Funds' trailing one-year returns as of June 3, 2009 were lower than their respective benchmarks, each Fund's performance on a year-to-date and one month basis significantly had improved through June 3, 2009.

The Board also reviewed analyses of each Fund's advisory fee compared to advisory fees paid by its respective peer group, before and after fee waivers and expense reimbursements by the Advisor. The analyses also included comparisons of each Fund's Institutional Class expense ratios to the minimum, maximum and average ratios of their respective peer groups. The Board noted that even though the Core Equity Fund's advisory fee rate of of 0.99% (0.69% after fee waivers/expense reimbursements) was higher than the average for the peer group, the Equity Fund's expense cap of 1.19% was consistent with the average expense ratio for its peer group. Similarly, the Board noted that although the advisory fees of the Total Return Fund and Tax-Exempt Fund were higher than their respective peer group's average fee rate, each Fund's expense cap was in-line with the average total expense ratio for its respective peer group. The Board also noted that they had authorized the closure of the Low Duration Funds, and the merger of the Flexible Income Fund into the Total Return Fund. The Trustees observed that the advisory fee rate paid by the Flexible Income Fund's shareholders of 0.75% would be reduced to 0.59% after the merger.

In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale would be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees. The Board anticipates that, as the Funds' assets grow, each Fund's overall expense ratio would decline as economies of scale are realized. The Board determined that the Advisor had yet begun to realize any significant economies of scale from managing the Funds.

The Board next reviewed the Advisor's and Distributor's current financial statements, as well as a profitability analysis prepared by the Advisor. The profitability analysis detailed the fees received by the Advisor from the Funds after deducting the direct and indirect expenses incurred by the Advisor in providing services to the Funds. The Board observed that the Advisor had waived significant amounts of fees since the Funds' commenced operations and had also reimbursed the Funds for additional operating expenses. The Board noted that the Advisor provided the CCO's services at no cost to the Funds, and also paid other compliance expenses which were substantial. The Board noted that the Advisor had not received any profits from its relationship with the Funds due to the contractual agreement to cap certain operating expenses of the Funds through February 28, 2010. Finally, the Trustees noted the Advisor's representations that it has not entered into any agreements that would require the Advisor to direct the Funds' brokerage to a broker in exchange for research or brokerage services that would benefit the Advisor (so-called "soft dollar arrangements"), and that the Advisor would not cause the Funds to "pay up" for research or brokerage services.

The Board next considered that the Distributor, an affiliate of the Advisor, received benefits in the form of brokerage commissions paid by the Funds. The Board noted from the Advisor's financial statements that the Distributor had contributed to the Advisor (subject to repayment) to support the Advisor's balance sheet. The Board noted that the Distributor's profit margins on the brokerage commissions tended to be lower than average, and also noted that the commission rates charged by the Distributor were lower than, or equal to, the rates charged to the Funds by independent broker-dealers. The Trustees also considered that all 12b-1 and administration fees received by the Distributor had been passed through by the Distributor to mutual fund supermarkets that made available the Funds' shares, which is a benefit to the Funds.

The Trustees noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of advice provided by legal counsel to the Funds, and their own business judgment, to be relevant. As a result, the Trustees, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended), of the Funds, the Advisor or the Distributor, unanimously determined that the advisory fees payable under the Agreement are fair and reasonable with respect to each Fund, in light of the services provided (and the assumption of certain expenses) by the Advisor, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment and, thus, authorized the continuation of the currently effective Agreement through June 30, 2010.

BOARD OF TRUSTEES & OFFICERS (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees, which oversees the Funds' operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the YieldQuest Funds Trust overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

NAME, ADDRESS*, AGE,
POSITION WITH FUND COMPLEX,**
TERM OF POSITION WITH TRUST     PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER TRUSTEESHIPS
-----------------------------   ---------------------------------------------------------------
Jay K. Chitnis, CFA***          Managing Director of YieldQuest Advisors, LLC, since June 2004;
Age 42                          Managing Director of YieldQuest Securities, LLC, a registered
Trustee, President and          broker dealer and member FINRA, since September 2004; Managing
Chief Executive Officer,        Director of YieldQuest Investment Group, a division (firm
Since 2005                      within a firm) of Register & Akers Investments, Inc., since
                                June 2004, of McDonald Investments, from September 2001 to June
                                2004; and of First Union Securities (Wachovia Securities), from
                                1998 to September 2001, all FINRA registered broker-dealers and members SIPC; Senior Vice President of CIBC/Oppenheimer Corp.,
                                from 1996 to 1998.

David Summers***                Managing Director of YieldQuest Advisors, LLC and YieldQuest
Age 41                          Securities, LLC, since 2005; Senior Vice President and Chief
Treasurer, Chief Financial      Compliance Officer of YieldQuest Advisors, LLC, since June
Officer and Secretary,          2004; Senior Vice President and Chief Compliance Officer of
Since 2005                      YieldQuest Investment Group, a division (firm within a firm) of
                                Register & Akers Investments, Inc., since June 2004; Chief
                                Compliance Officer of the Trust, from 2005 to 2007; Senior Vice
                                President and Chief Compliance Officer of YieldQuest
                                Securities, LLC, September 2004 until October 2006; Vice
                                President of YieldQuest Investment Group, a division of
                                McDonald Investments, from September 2001 to June 2004; and
                                Investment Associate at First Union Securities (Wachovia
                                Securities), from 1998 to September 2001, all FINRA registered broker-dealers and members SIPC.

Gary Schwartz***                Compliance Officer for YieldQuest Advisors, LLC since 2005;
Age 43                          Chief Compliance Officer for YieldQuest Securities, LLC, since
Chief Compliance Officer,       2006; Assistant Compliance Officer of the Trust from 2006 to
Since 2006                      2007; Compliance Officer for YieldQuest Securities, LLC from
                                2005 to 2006; Nasdaq/OTC Trader, Riverstar Trading, 2002
                                through 2005; Regional Manager, Atlanta Branch Manager and
                                Registered Options Principal for Protrader Securities, an
                                Instinet Company, from 1998 through 2002.

Joseph Patire***                Managing Director of YieldQuest Advisors, LLC, since 2004;
Age 32                          Managing Director of YieldQuest Securities, LLC since 2005;
Assistant Secretary,            Senior Vice President of the YieldQuest Investment Group of an
Since 2008                      independent broker-dealer firm, Register & Akers Investments,
                                Inc., from 2004 to 2005; Vice President of McDonald
                                Investments, a registered broker-dealer and FINRA member, from
                                2001 to 2004.

* The address for each officer is 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305

** Fund Complex refers to YieldQuest Funds Trust. The Fund Complex currently consists of five series.

*** Messrs. Chitnis, Summers, Schwartz and Patire are deemed to be "interested persons" of the Trust because they are officers of the Advisor and Distributor.

NAME, ADDRESS*, AGE,
POSITION WITH FUND COMPLEX,**
TERM OF POSITION WITH TRUST     PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER TRUSTEESHIPS
-----------------------------   ---------------------------------------------------------------
Denise M. Buchanan              Chief Compliance Officer of CapFinancial Partners, LLC (doing
Age 47                          business as CAPTRUST Financial Advisors), a federally
Independent Trustee,            registered investment adviser and broker-dealer and member of
Since 2005                      FINRA/SIPC since 2007: President of Broker/Dealer Sales &
                                Consulting, Inc., a consulting group specializing in compliance guidance for broker-dealers and investment advisers, since
                                1996; Director of Compliance, CapFinancial Partners, LLC from
                                2003 until 2007; Chief Compliance Officer of Hatteras
                                Investment Partners, LLC and its affiliates, and the Hatteras
                                Funds (investment companies registered under the 1940 Act), from 2003 until December 2007.

Gary D. Campbell, CFA(R)        President of Presbyterian Church in America, Retirement &
Age 57                          Benefits, since 2006; Retired July 2005 through July 2006;
Independent Trustee,            President and Chief Investment Officer of Kennedy Capital
Since 2005                      Management, Inc., an SEC-registered investment advisor based in
                                St. Louis, Missouri, 2001 to 2005; Executive Vice President and
                                Chief Investment Officer, Commerce Bancshares, Inc./The
                                Commerce Trust Company, an asset management, trust, private banking and other financial advisory services firm with over
                                $10 billion in assets under management; Senior Vice President/
                                Director of Institutional Portfolio Management, Wachovia (First
                                Union Corp.), 1985 to 1990.

Craig Ruff, Ph.D, CFA(R)        Clinical Assistant Professor of Finance at Georgia State
Age 49                          University in Atlanta, GA, 2003 to 2007; Clinical Associate
Independent Trustee,            Professor of Finance and Assistant Dean, Executive Education,
Since 2005                      Georgia State University August 2007 to present; Vice President in the Educational Products department at the Association for
                                Investment Management and Research (AIMR, now known as the CFA
                                Institute) and Associate Editor of the FINANCIAL ANALYSTS
                                JOURNAL from July 1998 to July 2003; Senior Economist at the
                                Federal Home Loan Bank of Atlanta from June 1988 to June 1991.

* The address for each Trustee is 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305

** Fund Complex refers to YieldQuest Funds Trust. The Fund Complex currently consists of five series.

The Trust's Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-877-497-3634.

Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the YieldQuest Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

PROXY VOTING POLICY: Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-877-497-3634 or by referring to the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PORTFOLIO HOLDING DISCLOSURE: Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). Each Fund makes the information on Form N-Q available to shareholders without charge, upon request, by calling 1-877-497-3634.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Craig Ruff is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $79,800 for 2008 and $45,000 for 2009.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $16,200 for 2008 and $9,000 for 2009. Fees were for the preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The registrant's Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant's Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  Not Applicable

               (c)  100%

               (d)  Not Applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                            YieldQuest Funds Trust


By (Signature and Title)*               /s/ Jay K. Chitnis
                                        ----------------------------------------
                                        Jay K. Chitnis, President
                                        (principal executive officer)

Date 12/30/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Jay K. Chitnis
                                        ----------------------------------------
                                        Jay K. Chitnis, President
                                        (principal executive officer)

Date 12/30/09


By (Signature and Title)*               /s/ David Summers
                                        ----------------------------------------
                                        David Summers, Treasurer,
                                        Chief Financial Officer and Secretary
                                        (principal financial officer)

Date 12/30/09

* Print the name and title of each signing officer under his or her signature.